                                                                    Exhibit 10.1

                    OPTION, SETTLEMENT AND RELEASE AGREEMENT


         THIS OPTION, SETTLEMENT AND RELEASE AGREEMENT is made and entered into as of the 6th day of February, 2002, by and among IPC ADVISORS S.A.R.L., a Luxembourg corporation (hereinafter referred to as "Buyer"), BALANCED CARE CORPORATION, a Delaware corporation (hereinafter referred to as "Balanced Care"), BALANCED CARE AT STAFFORD, INC., a Delaware corporation (the "Potomac Point Lessee"), BCC DEVELOPMENT AND MANAGEMENT CO., a Delaware corporation (the "Developer"), BALANCED CARE AT BLYTHEVILLE, INC., a Delaware corporation ("BCC-Blytheville"), BALANCED CARE AT LEWISBURG, INC., a Delaware corporation ("BCC-Lewisburg"), BCC AT LIMA, INC., a Delaware corporation ("BCC-Lima"), BALANCED CARE AT DILLSBURG, INC., a Delaware corporation ("BCC-Dillsburg"), BALANCED CARE AT XENIA, INC., a Delaware corporation ("BCC-Xenia"), BCC AT CHIPPEWA, INC., a Delaware corporation ("BCC-Chippewa"), BALANCED CARE AT KINGSPORT, INC., a Delaware corporation ("BCC-Kingsport"), BALANCED CARE AT CHESTERFIELD, INC., a Delaware corporation ("BCC-Chesterfield"), BALANCED CARE AT HENDERSONVILLE, INC., a Delaware corporation ("BCC-Hendersonville"), BALANCED CARE AT KNOXVILLE, INC., a Delaware corporation ("BCC-Knoxville"), BALANCED CARE AT POCAHONTAS, INC., a Delaware corporation ("BCC-Pocahontas"), a Delaware Corporation BALANCED CARE TENANT (MT), INC., a Delaware corporation, MEDITRUST ACQUISITION COMPANY II LLC, a Delaware limited liability company (hereinafter referred to as the "Seller") and LA QUINTA TRS II, INC. a Delaware corporation (hereinafter referred to as "La Quinta-TRS").

                               W I T N E S S E T H

         WHEREAS, the Seller is the owner of twelve (12) parcels of lands located in Arkansas, Pennsylvania, Ohio, Virginia and Tennessee and more particularly described on EXHIBITS A-1 through EXHIBITS A-12 attached hereto and incorporated herein by reference (collectively, the "Land");

         WHEREAS, the Seller acquired title to the Land from its Affiliate (as hereinafter defined), New Meditrust Company, LLC a Delaware limited liability company that is now known as THCI Company, LLC ("New Meditrust-LLC"), in March of 2001 in connection with various transfers of assets made by New Meditrust-LLC prior to (and in order to effectuate) the sale of the skilled nursing facility portfolio owned by the Meditrust Entities (as hereinafter defined);

         WHEREAS, such sale of that skilled nursing facility portfolio (the "Nursing Home Sale") was (i) ultimately consummated in April of 2001 by, among other things, the transfer by Meditrust Healthcare Corporation ("MHC") of all of the outstanding membership interests in New Meditrust-LLC to Care Realty, L.L.C. and (ii) part of the Divestiture (as hereinafter defined) announced by La Quinta Properties, Inc., a Delaware corporation (the "Parent"), that was formerly known as Meditrust Corporation;

         WHEREAS, the Parent, a publicly-traded real estate investment trust, and certain of its subsidiaries (collectively, the "Meditrust Entities"), including, without limitation, MHC and its Subsidiaries (as hereinafter defined) were in the business of investing in health care real estate assets (such as assisted living facilities) by either (i) acquiring such assets and then leasing them, on a triple net basis, to health care operators or (ii) providing mortgage loans to health care operators, which loans were secured by certain assets owned and/or leased by such health care operators; however, the Parent has previously publicly announced that Parent and its Subsidiaries desire to divest themselves of their health care assets (the "Divestiture");

         WHEREAS, Buyer is an Affiliate of and the majority shareholder of Balanced Care;

         WHEREAS, the Potomac Point Lessee, the Developer, BCC-Blytheville, BCC-Lewisburg, BCC-Lima, BCC-Dillsburg, BCC-Xenia, BCC-Chippewa, BCC-Kingsport, BCC-Chesterfield, BCC-Hendersonville, BCC-Knoxville and BCC-Pocahontas (collectively, the "BCC Subsidiaries") are all directly owned and controlled by Balanced Care;

         WHEREAS, Balanced Care and the BCC Subsidiaries (collectively, the "BCC Parties") regularly transact business with each other, with the BCC Parties providing working capital, financial and management services and benefits and other services and benefits to and for each other;

         WHEREAS, prior to announcing the Divestiture, the Meditrust Entities entered into various loan and lease transactions involving Balanced Care and various wholly-owned Subsidiaries of Balanced Care, including, without limitation, the transactions involving the Leased Property (as hereinafter defined) and the Tranche 1 Properties (as hereinafter defined);

         WHEREAS, pursuant to the Existing Leases (as hereinafter defined), the Seller leases the Leased Property to the Existing Lessees (as hereinafter defined);

         WHEREAS, all of the Existing Lessees excluding the Potomac Point Lessee (collectively, the "Third Party Lessees") are owned by parties that are unrelated to Balanced Care;

         WHEREAS, in accordance with the Existing Lease Documents (as hereinafter defined), the Developer, on behalf of each Third Party Lessee, constructed an assisted living or other senior housing facility on the portion of the Land demised to such Third Party Lessee, with funds advanced under the Existing Lease Documents;

         WHEREAS, each Third Party Lessee engaged one of the BCC Subsidiaries (other than the Developer and the Potomac Point Lessee) to manage the Facility (as hereinafter defined) demised to it;

         WHEREAS, in addition to advancing funds under the Existing Lease Documents for the construction of the Facilities demised by the Third Party Lessees, the applicable Meditrust Entities (i) advanced funds pursuant to the Notes (as hereinafter defined) to TC Realty Holding Company, a Delaware corporation, and Black Box Holding Company, a Delaware corporation (collectively, the "Holding Companies"), the sole shareholders of the Third Party Lessees, to enable the Holding Companies to make equity contributions to the Third Party Lessees so that, upon receipt of the equity contributions made by the Holding Companies to the Third Party Lessees, such Third Party Lessees could fulfill their respective working capital obligations, including, without limitation, their Existing Lease Obligations (as hereinafter defined) and (ii) accepted twelve (12) separate demand notes (collectively, the "Demand Notes") from Bruce A. Redina and John F. Fish (collectively, the "Shareholders"), the shareholders of the Holding Companies, as additional security for the Existing Lease Obligations;

         WHEREAS, in order to induce the applicable Meditrust Entities (i) to enter into and accept the Existing Leases and the other Existing Lease Documents and (ii) to lend to the Holding Companies the sums advanced under the Notes in accordance with the terms thereof; which, in turn, induced the Third Party Lessees to engage the Developer to develop the Facilities demised to the Third Party Lessees and to engage the other applicable BCC Subsidiaries to manage such Facilities,

Balanced Care agreed, pursuant to the Working Capital Assurance Agreements (as hereinafter defined), to advance to the Third Party Lessees all funds necessary for the Third Party Lessees to fulfill their working capital obligations (including, without limitation, all of their rent and other obligations under the Existing Leases);

         WHEREAS, in consideration of Balanced Care's agreement to provide such working capital to the Third Party Lessees, the Holding Companies granted Balanced Care options to acquire all of the issued and outstanding capital stock of the Third Party Lessees (collectively, the "Stock Options"); thus, Balanced Care and the other BCC Parties each received direct and indirect benefits from the consummation of the transactions contemplated under the Existing Lease Documents because they were able to enter into contractual arrangements that would allow them to develop, manage and ultimately acquire ownership of the operation of the Facilities on economic terms favorable to Balanced Care and the other BCC Parties;

         WHEREAS, on December 30, 1999, New Meditrust-LLC agreed to sell to the Buyer and Balanced Care twelve (12) other parcels of land (collectively, the "Tranche 1 Properties") and Buyer and Balanced Care designated subsidiaries (or designees) of Balanced Care to take title to the Tranche 1 Properties;

         WHEREAS, as part of the consideration paid by the Buyer and Balanced Care for the Tranche 1 Properties, the Buyer and Balanced Care executed and delivered to New Meditrust-LLC a Promissory Note, dated as of December 30, 1999, in the original principal amount of SEVEN MILLION EIGHT HUNDRED ELEVEN THOUSAND FIFTY-FOUR DOLLARS ($7,811,054) made by the Buyer and Balanced Care to the order of New Meditrust-LLC (the "Promissory Note");

         WHEREAS, as a condition of the consummation of the transaction involving the Tranche 1 Properties, the Buyer and Balanced Care agreed to acquire from New Meditrust-LLC an option to acquire a fee simple interest in the Leased Property and New Meditrust-LLC agreed to grant the Buyer an option to acquire a fee simple interest in the Leased Property, all in accordance with the terms and conditions set forth in that certain Option Agreement, dated as of December 30, 1999, as amended, by and among New Meditrust-LLC, the Buyer and Balanced Care (the "1999 Option Agreement");

         WHEREAS, the 1999 Option Agreement provided, among other things, that for each Facility (and the applicable portion of the Leased Property relating thereto) acquired in accordance with the terms of the 1999 Option Agreement, a portion of the purchase price paid with respect thereto would be applied to reduce the Promissory Note;

         WHEREAS, the 1999 Option Agreement has expired by its terms without any exercise thereunder; however, prior to the expiration of the term of the 1999 Option Agreement, there were numerous conversations and letters between the parties regarding proposed extensions of the 1999 Option Agreement and a dispute arose between New Meditrust-LLC, Balanced Care and the Buyer as to whether and on what terms an extension had been granted and as to the outstanding obligations owed to New Meditrust-LLC under the Promissory Note;

         WHEREAS, Balanced Care and the Buyer asserted, among other things, that New Meditrust-LLC (i) violated its obligations under the 1999 Option Agreement, in part, to avoid a reduction of the outstanding indebtedness under the Promissory Note and (ii) failed to provide a waiver of financial covenants under certain of the Existing Lease Documents so that Lease Defaults (as hereinafter defined) would exist (which would, in turn, prevent the exercise of the option under the 1999 Option Agreement as the absence of any Lease Defaults was a pre-condition to the exercise and consummation of the transactions contemplated under the 1999 Option Agreement);

         WHEREAS, New Meditrust-LLC denied those allegations and asserted, among other things, that the request for the waiver was not made until after the 1999 Option Agreement had already expired and that the Buyer and Balanced Care had not exercised the option granted under the 1999 Option Agreement prior to the expiration thereof;

         WHEREAS, notwithstanding the fact that the maturity date has occurred under the Promissory Note and New Meditrust-LLC has made demand for payment in full of all amounts outstanding under the Promissory Note, the Buyer and Balanced Care have not paid the outstanding debt under the Promissory Note;

         WHEREAS, New Meditrust-LLC and the Buyer and Balanced Care were unable to resolve their dispute regarding the 1999 Option Agreement and the Promissory Note and as part of the Nursing Home Sale, New Meditrust-LLC assigned all of its right, title and interest under the Promissory Note to La Quinta-TRS ;

         WHEREAS, La Quinta-TRS has filed suit against the Buyer and Balanced Care in the Suffolk Superior Court of the Commonwealth of Massachusetts, seeking payment of all amounts due under the

Promissory Note (such suit, captioned La Quinta TRS II, Inc. vs. Balanced Care Corporation and IPC Advisors S.A.R.L., Civil Action No. 01-2801C is hereinafter referred to as the "Pending Litigation");

         WHEREAS, during the past year, Balanced Care and its Subsidiaries have experienced cash flow shortfalls at certain of their respective facilities and businesses (including, without limitation, at the Facilities) and, as a result of such cash flow shortfalls, have publicly announced, on several occasions, that they would be unable to meet their various financial obligations, including, without limitation, (i) Balanced Care's obligations to the Seller to advance funds under the Working Capital Assurance Agreements and make payments under the Potomac Point Guaranty (as hereinafter defined) and (ii) the Potomac Point Lessee's obligation to pay rent under the Potomac Point Lease (as hereinafter defined);

         WHEREAS, such announcements by Balanced Care that it is unable to meet its debts constitute Lease Defaults under the Existing Leases (collectively, the "BCC Financial Condition Defaults");

         WHEREAS, commencing with the quarter that ended September 30, 2000 and for each quarter thereafter, the Existing Lessees have failed to maintain the applicable Rent Coverage Ratio required under the Existing Leases and such failures to maintain the required Rent Coverage Ratios constitute Lease Defaults under the Existing Leases (collectively, the "Rent Coverage Defaults");

         WHEREAS, commencing with the quarter that ended September 30, 2000 and for each quarter thereafter, Balanced Care has not maintained the Tangible Net Worth (as hereinafter defined) required under the Existing Leases and such failures to maintain the required Tangible Net Worth constitute Lease Defaults under the Existing Leases (collectively, the "BCC Net Worth Defaults");

         WHEREAS, as a consequence of the Rent Coverage Defaults and the BCC Net Worth Defaults, on November 15, 2000, New Meditrust-LLC notified the Existing Lessees, the Holding Companies and Balanced Care that New Meditrust-LLC elected its right to apply the Cash Collateral (including interest thereon through November 13, 2000) toward the outstanding indebtedness under certain of the Notes and the Promissory Note;

         WHEREAS, commencing with the month ending on November 30, 2000 and for each month thereafter, the Holding Companies have failed to make the payments due under the Notes and such failures to make the monthly payments due under the Notes constitute Lease Defaults under the Existing Leases (collectively, the "Note Defaults");

         WHEREAS, commencing with the month ending on December 31, 2000 and for each month thereafter, the Third Party Lessees and the Potomac Point Lessee have not paid the Existing Base Rent (as hereinafter defined) due under the Existing Leases and such failures to make the Existing Base Rent payments constitute Lease Defaults under the Existing Leases (collectively, the "Existing Base Rent Defaults");

         WHEREAS, in addition, the Third Party Lessees and the Potomac Point Lessee have not paid all of the Existing Additional Rent (as hereinafter defined) due under the Existing Leases and such failures to make the Existing Additional Rent payments constitute Lease Defaults under the Existing Leases (collectively, the "Existing Additional Rent Defaults");

         WHEREAS, the amount past due and outstanding (excluding, late fees and interest accruing on the past due amounts), as of January 31, 2002, under the Existing Leases and the Notes as a consequence of the Note Defaults and the Existing Base Rent Defaults is set forth on EXHIBIT G attached hereto and the amount past due and outstanding, as of September 30, 2001, under the Existing Leases as a consequence of the Existing Additional Rent Defaults (excluding, late fees and interest accruing on the past due amounts) is also shown on EXHIBIT G;

         WHEREAS, demand has been made upon Balanced Care under the Working Capital Assurance Agreements and the Potomac Point Guaranty to advance sufficient funds to cure the Note Defaults and the Existing Base Rent Defaults, but Balanced Care has failed to effect such cures and such failures constitute Lease Defaults under the Existing Leases (collectively, the "BCC Payment Defaults");

         WHEREAS, Balanced Care and its Subsidiaries, as well as the Third Party Lessees, have continued to experience cash flow shortfalls and, as a result, Balanced Care, the other BCC Parties and the Third Party Lessees anticipate a continued future inability to comply with their respective obligations under the Existing Lease Documents;

         WHEREAS, the Buyer, Balanced Care and the BCC Subsidiaries wish to avoid the damage to their respective businesses and reputations which may result from (i) the continued inability by Balanced Care and the BCC Subsidiaries to comply with their respective obligations under the Existing Lease Documents and any subsequent exercise by the Seller of its rights and remedies in connection therewith and (ii) the continued prosecution of the Pending Litigation by La Quinta-TRS;

         WHEREAS, the Seller and La Quinta-TRS (collectively, the "Meditrust Parties") wish to avoid (i) the damage to the reputation and other goodwill of the Facilities that may result from any future inability of Balanced Care and the BCC Subsidiaries to comply with their obligations under the Existing Lease Documents as a consequence of their deteriorating financial condition and (ii) the delay and expense attendant to any exercise of their respective rights and remedies under the Existing Lease Documents and the Promissory Note;

         WHEREAS, the Buyer wishes to be granted an option to acquire the Leased Property so that in connection with any purchase of the Leased Property by the Buyer, the BCC Parties' business operations with respect to the Facilities may be restructured on a basis favorable to them, which will, in turn, allow (i) Balanced Care and the BCC Subsidiaries to improve their deteriorating financial condition and (ii) the Buyer to protect its investment in Balanced Care;

         WHEREAS, as a consequence of the deteriorating financial condition of the Balanced Care Entities (as hereinafter defined), the Buyer and Balanced Care have asked for certain financial accommodations from the Meditrust Parties, including, without limitation, a release from their respective liabilities under the Promissory Note and arising as a consequence of the Existing Defaults (as hereinafter defined);

         WHEREAS, in order to move forward toward completing the Divesture, the Seller wishes to resolve the Existing Defaults and sell the Leased Property and La Quinta-TRS wishes to resolve the Pending Litigation;

         WHEREAS, the Seller is willing to grant an option to the Buyer to acquire the Leased Property at a discounted price and La Quinta-TRS is willing to settle the Pending Litigation, subject to the terms and conditions hereinafter set forth, including, without limitation, the payment of the Option Payment (as hereinafter defined) and the execution and delivery of the

Master Lease (as hereinafter defined) and the other Master Lease Documents (as hereinafter defined); and

         WHEREAS, all of the parties hereto acknowledge that they shall receive direct and indirect benefits from the execution and delivery of this Agreement;

         NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants, conditions, representations and undertakings hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS AND MEANINGS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Section have the meanings assigned to them in this Section and include the plural as well as the singular and (b) all references in this Agreement to designated "Sections" and other subdivisions are to designated Sections and other subdivisions of this Agreement.

         Additional Rent: The Additional Rent as defined under any Lease.

         Affiliate: As defined under each of the Leases.

         Affiliated Party Subordination Agreements: Collectively, each Affiliated Party Subordination Agreement as defined under each of the Existing Leases.

         Agreement: This Option, Settlement and Release Agreement, together with all Exhibits attached hereto, as the same may hereafter be amended, restated and supplemented from time to time.

         Assignment and Assumption Documents: As defined in Section 9.9.

         Assignments of Subleases: Collectively, each Assignment of Subleases as defined under each of the Existing Leases.

         Balanced Care: As defined in the preamble of this Agreement and its successors and assigns.

         Balanced Care Entities: Collectively, Balanced Care and its
Subsidiaries.

         Base Rent: The Base Rent as defined under any Lease.

         BCC-Blytheville: As defined in the preamble of this Agreement and its successors and assigns.

         BCC-Chesterfield: As defined in the preamble of this Agreement and its successors and assigns.

         BCC-Chippewa: As defined in the preamble of this Agreement and its successors and assigns.

         BCC Closing Certification: As defined in Section 7.

         BCC Conditions Subsequent: As defined in Section 9.5 of this Agreement.

         BCC-Dillsburg: As defined in the preamble of this Agreement and its successors and assigns.

         BCC Financial Condition Defaults: As defined in the recitals of this Agreement, together with any failures by Balanced Care from and after the date hereof through the expiration of the Option Period to pay its debts.

         BCC-Hendersonville: As defined in the preamble of this Agreement and its successors and assigns.

         BCC-Kingsport: As defined in the preamble of this Agreement and its successors and assigns.

         BCC-Knoxville: As defined in the preamble of this Agreement and its successors and assigns.

         BCC-Lewisburg: As defined in the preamble of this Agreement and its successors and assigns.

         BCC-Lima: As defined in the preamble of this Agreement and its successors and assigns.

         BCC Net Worth Defaults: As defined in the recitals of this Agreement, together with any failures by Balanced Care from and after the date hereof through the expiration of the Option Period to maintain the required Tangible Net Worth under the Existing Leases.

         BCC Option Agreements: Collectively, each BCC Option Agreement as defined under the Third Party Leases, as affected by the Third Party Agreements.

         BCC Parties: As defined in the recitals of this Agreement and their respective successors and assigns.

         BCC Payment Defaults: As defined in the recitals of this Agreement, together with any failures by Balanced Care from and after the date hereof to cure the Note Defaults and the Existing Base Rent Defaults.

         BCC-Pocahontas: As defined in the preamble of this Agreement and its successors and assigns.

         BCC Release: As defined in Section 9.5.

         BCC Stock Pledge: As defined in the Existing Leases.

         BCC Subsidiaries: As defined in the recitals of this Agreement and their respective successors and assigns.

         BCC-Xenia: As defined in the preamble of this Agreement and its successors and assigns.

         Blytheville Facility: The Facility as defined under the Blytheville Lease.

         Blytheville Land: The Land as defined under the Blytheville Lease and as more particularly described in EXHIBIT A-1 attached hereto and incorporated herein by reference.

         Blytheville Lease: That certain First Amended and Restated Facility Lease, dated as of December 19, 1997, as amended, by and between Meditrust Acquisition Corporation II and the Blytheville Lessee.

         Blytheville Lessee: TC Realty at Blytheville, Inc., a Delaware corporation.

         Buyer: As defined in the preamble of this Agreement and its permitted successors and assigns.

         Buyer Closing Certification: As defined in Section 6.

         Buyer Default: As defined in the Section 14 of this Agreement.

         Buyer Documents: Collectively, all documents required hereunder to be delivered by the Buyer, Balanced Care and/or any Balanced Care Entity.

         Cash Collateral: Collectively, the Cash Collateral as defined under each of the Existing Leases.

         Casualty: Any damage or destruction to any portion of the Leased Property by reason of fire or other hazard or casualty.

         Chesterfield Defaults: Collectively, the failure by the Developer to complete the Chesterfield Facility on or before the Completion Date (as defined in the Chesterfield Leasehold Improvement Agreement), together with the breach of any representation, warranty or covenant under the Chesterfield Leasehold Improvement Agreement specifically related thereto, including, without limitation, the Developer's failure to provide certain documentation relating to the completion of the Chesterfield Facility to the Seller on a timely basis due to the delay in the completion of the Chesterfield Facility.

         Chesterfield Facility: The Facility as defined under the Chesterfield Lease.

         Chesterfield Land: The Land as defined under the Chesterfield Lease and as more particularly described in EXHIBIT A-9 attached hereto and incorporated herein by reference.

         Chesterfield Lease: That certain Facility Lease Agreement, dated as of June 30, 1998, by and between Meditrust Company LLC and the Chesterfield Lessee.

         Chesterfield Leasehold Improvement Agreement: The Leasehold Improvement Agreement as defined under the Chesterfield Lease.

         Chesterfield Lessee: TC Realty of Chesterfield, Inc., a Delaware corporation.

         Chippewa Facility: The Facility as defined under the Chippewa Lease.

         Chippewa Land: The Land as defined under the Chippewa Lease and as more particularly described in EXHIBIT A-7 attached hereto and incorporated herein by reference.

         Chippewa Lease: That certain Facility Lease Agreement, dated as of January 7, 1998, by and between Meditrust Acquisition Corporation II and the Chippewa Lessee.

         Chippewa Lessee: TC Realty of Chippewa, Inc., a Delaware corporation.

         Closing: As defined in Section 2 of this Agreement.

         Closing Conditions: As defined in Section 2 of this Agreement.

         Closing Date: As defined in Section 13.1 of this Agreement.

         Code: As defined in Section 5.5 of this Agreement.

         Commencement Dates: Collectively, each Commencement Date as defined under each of the Existing Leases.

         Condemnation: A taking by power of eminent domain or conveyance in lieu thereof of all or any portion of the Land.

         Covenant Not to Sue: As defined in Section 9.6 of this Agreement.

         Demand Notes: As defined in the recitals of this Agreement.

         Designee: As defined in Section 9.9 of this Agreement.

         Developer: As defined in the preamble of this Agreement and its successors and assigns.

         Dillsburg Facility: The Facility as defined under the Dillsburg Lease.

         Dillsburg Land: The Land as defined under the Dillsburg Lease and as more particularly described in EXHIBIT A-5 attached hereto and incorporated herein by reference.

         Dillsburg Lease: That certain Facility Lease Agreement, dated as of December 31, 1997, by and between Meditrust Acquisition Corporation II and the Dillsburg Lessee.

         Dillsburg Lessee: Black Box of Dillsburg, Inc., a Delaware corporation.

         Divestiture: As defined in the recitals of this Agreement.

         Environmental Indemnity Agreements: Collectively, each Environmental Indemnity Agreement as defined under each of the Existing Leases.

         Exercise Period: The period from and including the date hereof through and including the Final Exercise Date.

         Existing Additional Rent: Collectively, the Additional Rent as defined under each of the Existing Leases.

         Existing Base Rent: Collectively, the Base Rent as defined under each of the Existing Leases.

         Existing Base Rent Defaults: As defined in the recitals of this Agreement.

         Existing Defaults: Collectively, the BCC Financial Condition Defaults, the BCC Net Worth Defaults, the Rent Coverage Defaults, the Note Defaults, the Existing Base Rent Defaults, the Existing Additional Rent Defaults, the Option Period Defaults, the Chesterfield Defaults and the BCC Payment Defaults, together with any breaches of any representations or warranties arising as a consequence of any of the foregoing.

         Existing Guaranties: Collectively, each guaranty executed by Balanced Care guarantying any portion of the Existing Lease Obligations.

         Existing Indebtedness: The outstanding indebtedness evidenced by the Promissory Note.

         Existing Lease Documents: Collectively, the Lease Documents as defined under each of the Existing Leases.

         Existing Lease Obligations: Collectively, the Lease Obligations as defined under each of the Existing Leases.

         Existing Leases: Collectively, the Blytheville Lease, the Lewisburg Lease, the Lima Lease, the Potomac Point Lease, the Dillsburg Lease, the Xenia Lease, the Chippewa Lease, the Kingsport Lease, the Chesterfield Lease, the Hendersonville Lease, the Knoxville Lease and the Pocahontas Lease.

         Existing Lessees: Collectively, the Blytheville Lessee, the Lewisburg Lessee, the Lima Lessee, the Potomac Point Lessee, the Dillsburg Lessee, the Xenia Lessee, the Chippewa Lessee, the Kingsport Lessee, the Chesterfield Lessee, the Hendersonville Lessee, the Knoxville Lessee and the Pocahontas Lessee.

         Facilities: Collectively, the Blytheville Facility, the Lewisburg Facility, the Lima Facility, the Potomac Point Facility, the Dillsburg Facility, the Xenia Facility, the Chippewa Facility, the Kingsport Facility, the Chesterfield Facility, the Hendersonville Facility, the Knoxville Facility and the Pocahontas Facility.

         Final Exercise Date: July 26, 2002.

         First Leasehold Mortgages: Collectively, each First Leasehold Mortgage as defined under each of the Existing Leases (other than the Potomac Point Lease).

         Fixtures: Collectively, all fixtures, fittings, furniture, apparatus, equipment, machinery and building systems permanently affixed to or incorporated into any portion of the Leased Property, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, incinerating, air and water pollution control, waste disposal, air-cooling and air conditioning systems and apparatus and sprinkler systems.

         Governmental Authorities: Collectively, all agencies, authorities, bodies, boards, commissions, courts, instrumentalities, legislatures and offices of any nature whatsoever of any government, quasi-government unit or political subdivision, whether with a federal, state, county, district, municipality, city or otherwise and whether now or hereinafter in existence.

         Guarantor: Any guarantor of all or any portion of the Lease
Obligations.

         Health Care Approvals: As defined in Section 9.1 of this Agreement.

         Hendersonville Facility: The Facility as defined under the Hendersonville Lease.

         Hendersonville Land: The Land as defined under the Hendersonville Lease and as more particularly described in EXHIBIT A-10 attached hereto and incorporated herein by reference.

         Hendersonville Lease: That certain Facility Lease Agreement, dated as of June 30, 1998, by and between Meditrust Company LLC and the Hendersonville Lessee.

         Hendersonville Lessee: TC Realty of Hendersonville, Inc., a Delaware corporation.

         Holding Companies: As defined in the recitals of this Agreement and their respective successors and assigns.

         Impositions: Collectively, all taxes (including, without limitation, all ad valorem, property, sales, use, single business, gross receipts, transaction privilege, rent or similar taxes, but, specifically excluding any income, capital stock, franchise or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed prior to the Closing), ground rents, water and sewer rents, water charges or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), transfer taxes and recordation taxes imposed as a result of the conveyance of the Leased Property to the Buyer (or the applicable Designee) or any assignment or termination of any Lease, and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property, which at any time prior to the sale of the Leased Property in accordance with the terms hereof, may be assessed or imposed on or in respect of or be a Lien upon (a) the Seller's interest in the Leased Property, (b) the Leased Property or any rent therefrom or any estate, right, title or interest therein or (c) any occupancy, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Leased Property or the leasing or use of the Leased Property.

         IPC/BCC Conditions Subsequent: As defined in Section 9.4.

         IPC/BCC Parties: Collectively, the Buyer, the New Lessee and the BCC Parties and their respective successors and assigns.

         IPC/BCC Release: As defined in Section 9.4.

         Kingsport Facility: The Facility as defined under the Kingsport Lease.

         Kingsport Land: The Land as defined under the Kingsport Lease and as more particularly described in EXHIBIT A-8 attached hereto and incorporated herein by reference.

         Kingsport Lease: That certain Facility Lease Agreement, dated as of June 30, 1998, by and between Meditrust Company LLC and the Kingsport Lessee.

         Kingsport Lessee: TC Realty of Kingsport, Inc., a Delaware corporation.

         Knoxville Facility: The Facility as defined under the Knoxville Lease.

         Knoxville Land: The Land as defined under the Knoxville Lease and as more particularly described in EXHIBIT A-11 attached hereto and incorporated herein by reference.

         Knoxville Lease: That certain Facility Lease Agreement, dated as of June 30, 1998, by and between Meditrust Company LLC and the Knoxville Lessee.

         Knoxville Lessee: TC Realty of Knoxville, Inc., a Delaware corporation.

         Land: As defined in the recitals of this Agreement and, including, without limitation, the Blytheville Land, the Lewisburg Land, the Lima Land, the Potomac Point Land, the Dillsburg Land, the Xenia Land, the Chippewa Land, the Kingsport Land, the Chesterfield Land, the Hendersonville Land, the Knoxville Land and the Pocahontas Land.

         La Quinta-TRS: As defined in the preamble of this Agreement and its successors and assigns.

         Lease Defaults: Collectively, any and all Lease Defaults as defined under each of the Leases.

         Lease Documents: Collectively, the Lease Documents as defined under each of the Leases.

         Lease Obligations: Collectively, the Lease Obligations as defined under each of the Leases.

         Lease Termination Documents: As defined in Section 9.9 of this
Agreement.

         Leased Improvements: Collectively, all buildings, structures, fixtures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), and parking areas and roadways appurtenant to such buildings and structures situated upon any portion of the Land, including, without limitation, the Facilities.

         Leased Property: Collectively, the Land, the Related Rights, the Leased Improvements and the Fixtures.

         Leasehold Improvement Agreements: Collectively, each Leasehold Improvement Agreement as defined under each of the Existing Leases (other than the Potomac Point Lease).

         Leases: Collectively, the Existing Leases and the Master Lease.

         Lessees: Collectively, the Existing Lessees and New Lessee.

         Lewisburg Facility: The Facility as defined under the Lewisburg Lease.

         Lewisburg Land: The Land as defined under the Lewisburg Lease and as more particularly described in EXHIBIT A-2 attached hereto and incorporated herein by reference.

         Lewisburg Lease: That certain Facility Lease Agreement, dated as of December 31, 1997, by and between Meditrust Acquisition Corporation II and the Lewisburg Lessee. Lewisburg Lessee: Black Box of Lewisburg, Inc., a Delaware corporation.

         Lien: With respect to all or any portion of the Leased Property, any mortgage, easement, restriction, lien, pledge, collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of all or any portion of the Leased Property, whether or not choate, vested or perfected.

         Lima Facility: The Facility as defined under the Lima Lease.

         Lima Land: The Land as defined under the Lima Lease and as more particularly described in EXHIBIT A-3 attached hereto and incorporated herein by reference.

         Lima Lease: That certain First Amended and Restated Facility Lease, dated as of December 31, 1997, by and between Meditrust Acquisition Corporation II and the Lima Lessee.

         Lima Lessee: TC Realty Corporation I, a Delaware corporation.

         Managers: Collectively, each Current Manager as defined under each of the Leases.

         Master Lease: As defined in Section 9.2 of this Agreement.

         Master Lease Base Rent: The Base Rent as defined under the Master
Lease.

         Master Lease Commencement Date: The date of the commencement of the term under the Master Lease.

         Master Lease Documents: Collectively, the Lease Documents as defined under the Master Lease.

         Master Lease Obligations: Collectively, the Lease Obligations as defined under the Master Lease.

         Meditrust Closing Certification. As defined in Section 5 of this Agreement.

         Meditrust Entities: As defined in the recitals of this Agreement and their respective successors and assigns.

         Meditrust Parties: As defined in the recitals of this Agreement and their successors and assigns.

         Meditrust Release: As defined in Section 9.3.

         Merger: As defined in Section 9.1 of this Agreement.

         MHC: As defined in the recitals of this Agreement and its successors and assigns.

         New Lessee: As defined in the preamble of this Agreement.

         New Meditrust-LLC: As defined in the recitals of this Agreement.

         1999 Option Agreement: As defined in the recitals of this Agreement.

         Note Defaults: As defined in the recitals of this Agreement, together with any future failures by the Holding Companies to make any payment due under the Notes through the expiration of the Option Period.

         Notes: Collectively, each Note as defined under each of the Existing Leases.

         Notice: As defined in Section 17.9 of this Agreement.

         Nursing Home Sale: As defined in the recitals of this Agreement.

         Option Notice: As defined in Section 2 of this Agreement.

         Option Payment: As defined in Section 4.

         Option Period: The period from and including the date hereof through and including August 5, 2002.

         Option Period Default: Any failure by any Lessee to pay any Base Rent or Additional Rent when due during the Option Period.

         Option Right: As defined in Section 2 of this Agreement.

         Optional Title Matters: As defined in Section 9.11 of this Agreement.

         Optional Title Notice: As defined in Section 9.11 of this Agreement.

         Parent: As defined in the recitals of this Agreement and its successors and assigns.

         Pending Litigation: As defined in the recitals of this Agreement and its successors and assigns.

         Permits Assignments: Collectively, the Permits Assignment as defined under each of the Existing Leases.

         Permitted Exceptions: Collectively, (a) any sublease entered into (or consented to) by any Lessee, (b) the matters set forth on Exhibit B of each Lease and any other encumbrance permitted under each Lease (other than any First Leasehold Mortgage), (c) Liens of mechanics, laborers, materialmen, suppliers or vendors, (d) Liens for Impositions, (e) any matters that current surveys of the Land may disclose and (f) all other Liens other than any Seller Encumbrances.

         Person: A corporation, limited liability company, association, trust (including a business trust), partnership, joint venture, joint stock company, organization, proprietorship, natural person, government or governmental agency or political subdivision thereof or any other entity of whatever nature.

         Pledgor Pledge Agreement: As defined in the Existing Leases.

         Pocahontas Facility: The Facility as defined under the Pocahontas
Lease.

         Pocahontas Land: The Land as defined under the Pocahontas Lease and as more particularly described in EXHIBIT A-12 attached hereto and incorporated herein by reference.

         Pocahontas Lease: That certain First Amended and Restated Facility Lease, dated as of December 19, 1997, as amended, by and between Meditrust Acquisition Corporation II and the Pocahontas Lessee.

         Pocahontas Lessee: TC Realty at Pocahontas, Inc., a Delaware corporation.

         Potomac Point Facility: The Facility as defined under the Potomac Point Lease.

         Potomac Point Guaranty: That certain Guaranty, dated as of June 30, 1998, executed by Balanced Care for the benefit of Meditrust Company LLC.

         Potomac Point Land: The Land as defined under the Potomac Point Lease and as more particularly described in EXHIBIT A-4 attached hereto and incorporated herein by reference.

         Potomac Point Lease: That certain Facility Lease Agreement, dated as of June 30, 1998, by and between Meditrust Company LLC and the Potomac Point Lessee.

         Potomac Point Lease Documents: The Lease Documents as defined under the Potomac Point Lease.

         Potomac Point Lessee: As defined in the preamble of this Agreement and its successors and assigns.

         Primary Intended Use. With respect to any Facility, as defined under the Lease relating thereto.

         Promissory Note: As defined in the recitals of this Agreement.

         Purchase Price: As defined in Section 3 of this Agreement.

         Related Rights: Collectively, all easements, rights and appurtenances of every nature and description now or hereafter relating to or benefitting all or any portion of the Land and the Leased Improvements.

         Released BCC Parties: As defined in Section 9.5 of this Agreement.

         Released IPC/BCC Parties: As defined in Section 9.4 of this Agreement.

         Released Meditrust Parties: As defined in Section 9.3 of this
Agreement.

         Rent: As defined under each of the Leases.

         Rent Coverage Defaults: As defined in the recitals of this Agreement, together with any failures by the Existing Lessees from and after the date hereof through the expiration of the Option Period to maintain the required Rent Coverage Ratios under the Existing Leases.

         Rent Coverage Ratios: Collectively, the Rent Coverage Ratio as defined under each of the Existing Leases.

         Security Agreements: Collectively, each Security Agreement as defined under each of the Existing Leases.

         Seller: As defined in the preamble of this Agreement and its successors and assigns.

         Seller Default: As defined in Section 14 of this Agreement.

         Seller Documents: Collectively, all documents required hereunder to be delivered by the Seller and/or La Quinta-TRS.

         Seller Encumbrance: Any (i) Lien securing a monetary tax (but only to the extent that such tax is excluded from the definition of Imposition) or other obligation or undertaking of the Seller or (ii) involuntary Lien caused by the actions or omissions of the Seller.

         Shareholders: As defined in the recitals of this Agreement and their heirs, executors, administrators, legal representatives, successors and assigns.

         Stock Options: As defined in the recitals of this Agreement.

         Stock Transfers: Collectively, each Stock Transfer as defined under each of the Existing Leases (other than the Potomac Point Lease).

         Subsidiary: As defined under each of the Leases.

         Tangible Net Worth: As defined under each of the Existing Leases.

         Tennessee Assignments of Subleases: Collectively, the Assignment of Subleases as defined under the Kingsport Lease, the Chesterfield Lease, the Hendersonville Lease and the Knoxville Lease.

         Tennessee Lessees: Collectively, the Kingsport Lessee, the Chesterfield Lessee, the Hendersonville Lessee and the Knoxville Lessee.

         Tennessee Managers: Collectively, BCC-Kingsport, BCC-Chesterfield, BCC-Hendersonville and BCC-Knoxville.

         Tennessee Security Agreement: A security agreement in substantially the same form as the Security Agreement as defined under the Kingsport Lease.

         Termination Date: As defined in Section 17.23 of this Agreement.

         Third Party Agreements: Collectively, (i) the letter dated as of January 16, 2002 from Balanced Care to and accepted by the Dillsburg Lessee, the Lewisburg Lessee and Black Box Holding Company, (ii) the letter dated as of January 18, 2002 from Balanced Care to and accepted by the Dillsburg Lessee, the Lewisburg Lessee and Black Box Holding Company and (iii) the letter dated as of January 18, 2002 from Balanced Care to and accepted by the Kingsport Lessee, the Hendersonville Lessee, the Knoxville Lessee, the Chesterfield Lessee, the Blytheville Lessee, the Pocahontas Lessee, the Chippewa Lessee, the Lima Lessee, the Xenia Lessee and TC Realty Holding Company.

         Third Party Lessees: As defined in the recitals of this Agreement and their successors and assigns.

         Title Objection Notice: As defined in Section 9.11 of this Agreement.

         Tranche 1 Properties: As defined in the recitals of this Agreement.

         Transaction Documents: Collectively, this Agreement, the Seller Documents and the Buyer Documents.

         Working Capital Assurance Agreements: Collectively, each Working Capital Assurance Agreement as defined under the Existing Leases.

         Working Capital Loans: Collectively, as defined under the Working Capital Assurance Agreements.

         Working Capital Loan Documents: Collectively, as defined under the Existing Leases.

         Working Capital Payoffs: Collectively, as defined under the Existing Leases.

         Xenia Facility: The Facility as defined under the Xenia Lease.

         Xenia Land: The Land as defined under the Xenia Lease and as more particularly described in EXHIBIT A-6 attached hereto and incorporated herein by reference.

         Xenia Lease: That certain First Amended and Restated Facility Lease, dated as of January 8, 1998, by and between Meditrust Acquisition Corporation II and the Xenia Lessee.

         Xenia Lessee: TC Realty Corporation IV, a Delaware corporation.

         2. OPTION. Subject to the provisions hereof, the Buyer shall have the right but not the obligation to acquire and the Seller shall have the obligation to transfer all of its right, title and interest in the Leased Property; provided, that, at the time of the consummation of the closing of the transfer of the Leased Property (the "Closing"), subject to Sections 10.1 and 11.1 hereof, (a) the Seller shall have fulfilled all of its obligations hereunder with respect to the Leased Property and all conditions precedent to the Seller's obligations to consummate the Closing set forth in Section 11 of this Agreement shall be satisfied or waived and (b) all of the conditions precedent to the Buyer's obligation to consummate the Closing set forth in Section 10 of this Agreement shall be satisfied or waived (the matters referred to in the foregoing clauses (a) and (b) are collectively referred to herein as the "Closing Conditions").

         The Buyer's right to acquire the Seller's interest in the Leased Property relating thereto (the "Option Right") shall be exercisable, upon not less than ten (10) days' prior written notice (the "Option Notice") during the Exercise Period. Once given, the Option Notice shall be irrevocable. Subject to the provisions of
Section 12 hereof, the Closing shall occur on the specific date designated by the Buyer in the Option Notice, which date shall be (i) within the Exercise Period and (ii) no earlier than ten (10) days after the date that the Option Notice is received by the Seller and no later than thirty (30) days thereafter.

         3. PURCHASE PRICE. In consideration of (a) the Meditrust Parties' agreement to enter into this Agreement and grant the Option Right to the Buyer,
(b) La Quinta-TRS' agreement to dismiss the Pending Litigation, (c) the Meditrust Parties' agreement to the IPC/BCC Release, (d) the Seller's agreement to the BCC Release, (e) the Seller's agreement (notwithstanding the Existing Defaults) to consent to the Stock Transfers and (f) the Seller's agreement, in the event that the Buyer elects to exercise the Option Right in accordance with the terms hereof, to convey the Leased Property to the Buyer in accordance with the terms hereof, at the Closing, as long as at the time of the Closing, the Closing Conditions shall have been satisfied or waived, then, the Buyer shall (and hereby agrees to) pay to the Seller an amount equal to FORTY-THREE MILLION ($43,000,000) DOLLARS (the "Purchase Price"). The Purchase Price shall be paid by the Buyer to the Seller at the Closing by wire transfer of funds without adjustment of any kind or nature except as may be otherwise expressly set forth herein; provided, however, it is acknowledged and agreed that the Option Payment shall be applied against the Purchase Price as provided in Section 4 hereof. Solely for the purposes of determining any applicable transfer taxes payable in connection with the transfer of the Leased Property, the Purchase Price shall be allocated amongst the Facilities as set forth on EXHIBIT B attached hereto.

         4. OPTION PAYMENT. In consideration of (a) the Meditrust Parties' agreement to enter into this Agreement and grant the Option Right to the Buyer,
(b) La Quinta-TRS' agreement to dismiss the Pending Litigation, (c) the Meditrust Parties' agreement to the IPC/BCC Release, (d) the Seller's agreement to the BCC Release, (e) the Seller's agreement (notwithstanding the Existing Defaults) to consent to the Stock Transfers and (f) the Seller's agreement, in the event that the Buyer elects to exercise the Option Right in accordance with the terms hereof, to convey the Leased Property to the Buyer in accordance with the terms hereof, at the Closing, as long as at the time of the Closing, the Closing Conditions shall have been satisfied or waived, simultaneously with the execution and delivery of this Agreement, the Buyer shall pay the Seller the non-refundable amount of THIRTEEN MILLION ($13,000,000.00) DOLLARS (the "Option Payment"). The Buyer acknowledges and agrees that the Option Payment is non-refundable and that the Buyer shall have no rights whatsoever with respect to (and hereby waives all claims to be entitled to any refund of) the Option Payment; provided, however, that, notwithstanding the foregoing, in the event that the Buyer elects to exercise the Option Right granted to the Buyer hereunder in accordance with the terms of this Agreement, then, if (i) the Closing is consummated in accordance with the terms hereof on the Closing Date, the Option Payment shall be applied against the Purchase Price on the Closing Date, (ii) the Closing is not consummated due solely to a Seller Default, the Option Payment may be refunded to the Buyer in accordance with the provisions of Section 14 and (iii) the Closing is not consummated due solely to the Seller's failure to satisfy or remove any Seller Encumbrance, the Option Payment may be refunded to the Buyer in accordance with the provisions of Section 12.

         Without limiting anything set forth above, the Buyer acknowledges and agrees that in the event that the Buyer does not elect to exercise the Option Right or if the Buyer exercises the Option Right in accordance with the terms of this Agreement, but the conveyance of the Leased Property contemplated hereunder is not consummated on the Closing Date for any reason whatsoever other than (x) a Seller Default or (y) a failure to remove or satisfy any Seller Encumbrance, the Seller shall be entitled to retain the Option Payment made hereunder and the Buyer shall have no rights whatsoever with respect to (and hereby waives all claims to be entitled to any refund of) the Option Payment.

         5. MEDITRUST PARTIES' REPRESENTATIONS. As a material inducement to (a) the IPC/BCC Parties to enter into this Agreement, (b) the Buyer to purchase the Leased Property, (c) Balanced Care to consummate the Stock Options and each Merger, (d) the New Lessee to execute and deliver the Master Lease and (e) the IPC/BCC Parties to agree to the Meditrust Release, the Meditrust Parties each make the following representations and warranties to the IPC/BCC Parties, which representations and warranties are true as of the date of this Agreement and, as a condition of the Buyer's obligation to acquire the Leased Property (if the Buyer exercises its Option Right hereunder), except as otherwise expressly provided herein, shall be true and correct as of the Closing Date; provided, that, subject to the provisions of Section 10.1 of this Agreement, such representations and warranties shall be treated as modified as of the Closing, and without breach of the foregoing obligation of the Meditrust Parties, by the delivery by the Meditrust Parties at the Closing of a certification in substantially the form attached hereto as EXHIBIT C and incorporated herein by reference, reflecting the occurrence of any event or change in the state of facts effective after the date hereof and prior to the Closing relating to the representations and warranties made by the Meditrust Parties (the "Meditrust Closing Certification"). The following representations and warranties (as the same may be modified by any Meditrust Closing Certification with such modifications being reasonably acceptable to the Buyer) shall survive the Closing and any earlier termination of this Agreement for a period of one year.

                  5.1 Existence; Power; Qualification. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware. La Quinta-TRS is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Meditrust Party has all requisite power and authority to own and operate its properties and to carry on its businesses as presently operated and to enter into and carry out the terms of this Agreement and the other Transaction Documents to which such Meditrust Party is or will be a party. Each Meditrust Party is, or by the Closing Date will be, in good standing in each jurisdiction where such qualification is necessary or desirable in order to carry out its business as presently conducted, except where the failure to so qualify would not have a material adverse effect on the financial condition and results of operations of the Meditrust Parties and their respective Subsidiaries taken as a whole.

                  5.2 Valid and Binding. Subject to (a) the applicable Lessees waiving such Lessees' respective rights of first refusal to purchase portions of the Leased Property pursuant to Section 18.3 of the Leases and (b) with respect to any Lease to be terminated at the Closing, the applicable Lessee waiving its option to purchase set forth in Section 18.4 of such Lease, each Meditrust Party is duly authorized to make and enter into this Agreement and all of the other Transaction Documents to which it is or will be a party and to perform all of its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by each Meditrust Party and is the legal, valid and binding obligation of each of the Meditrust Parties enforceable against each of the Meditrust Parties in accordance with its terms. All of the other Transaction Documents to which any Meditrust Party is or will be a party have been, or will be as of the date of the execution and delivery thereof by such

Meditrust Party, duly executed and delivered by such Meditrust Party, and each is, or will be by the date of such execution and delivery by such Meditrust Party, a legal, valid and binding obligation of such Meditrust Party, enforceable against such Meditrust Party in accordance with their respective terms.

                  5.3 No Violation. The execution, delivery and performance of this Agreement and the other Transaction Documents to which any Meditrust Party is or will be a party and, subject to (a) the applicable Lessees waiving their respective rights of first refusal to purchase portions of the Leased Property pursuant to Section 18.3 of the Leases in effect at the Closing and (b) with respect to any Lease to be terminated at the Closing, the applicable Lessee waiving its option to purchase set forth in Section 18.4 of such Lease, the performance of such Meditrust Party's obligations hereunder and thereunder, including, without limitation, the consummation of the sale of the Leased Property to the Buyer, shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, could result in default or acceleration of any obligation of such Meditrust Party under any permit, contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which such Meditrust Party is a party or by which such Meditrust Party may be bound or affected and do not violate or contravene any requirements of law.

                  5.4 Consents and Approvals. Subject to (a) the applicable Lessees waiving their respective rights of first refusal to purchase portions of the Leased Property pursuant to Section 18.3 of the Leases in effect at the Closing and (b) with respect to any Lease to be terminated at the Closing, the applicable Lessee waiving its option to purchase set forth in Section 18.4 of such Lease, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution, delivery and performance of any Meditrust Party's obligations under this Agreement and the other Transaction Documents to which it is or will be a party.

                  5.5 FIRPTA Representation. The Seller is not a "foreign person" as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated pursuant thereto.

                  5.6 Nothing Omitted. Neither this Agreement nor any of the other Transaction Documents to which any Meditrust Party is or will be a party, nor any certificate, agreement, statement or other document, now or hereafter prepared or executed by any Meditrust Party and furnished to or to be furnished to any IPC/BCC Party (or its attorneys) by any Meditrust Party (or its attorneys) in connection with any Meditrust Party's performance of its obligations hereunder or under any of such other Transaction Documents contains or will contain any untrue statement of a material fact relating to such Meditrust Party or omits or will omit to state a material fact relating to such Meditrust Party necessary in order to prevent all statements contained herein and therein relating to such Meditrust Party from being misleading.

                  5.7 Pending Actions, Notices and Reports. There is no action or investigation pending or, to the knowledge and belief of the Meditrust Parties, threatened, anticipated or contemplated (nor, to the knowledge of the Meditrust Parties, is there any reasonable basis therefor) against or affecting any Meditrust Party before any Governmental Authority which could prevent or hinder the consummation of the sale of the Leased Property to the Buyer or the performance of any Meditrust Party's other obligations hereunder or under the other Transaction Documents to which any Meditrust Party is or will be a party or call into question the validity of this Agreement or any of such other Transaction Documents or any action taken or to be taken hereunder or thereunder.

                  5.8 Ownership Interests. The Seller is the current holder of all of (a) the landlord's interest under all of the Existing Lease Documents (including, without limitation, all claims relating to the Existing Defaults) and (b) the seller's interest under the 1999 Option Agreement. La Quinta-TRS is the current holder of all of the lender's interest under the Promissory Note (including, without limitation, all claims relating to the Existing Indebtedness).

                  5.9 Recitals True and Correct. Each of the recitals set forth in this Agreement is true and correct in every material aspect.

         6. BUYER'S REPRESENTATIONS. As a material inducement to (a) the Meditrust Parties to enter into this Agreement, (b) the Seller to grant the Option Right to the Buyer, (c) La Quinta-TRS to dismiss the Pending Litigation and (d) the Meditrust Parties to agree to the IPC/BCC Release and the BCC Release, the Buyer makes the following representations and warranties to the

Meditrust Parties, which representations and warranties are true as of the date of this Agreement and, as a condition of the Seller's obligation to consummate the conveyance of the Leased Property to the Buyer, except as otherwise expressly provided herein, shall be true and correct as of the Closing Date; provided, that, subject to the provisions of Section 11.1 of this Agreement, such representations and warranties shall be treated as modified as of the Closing, and without breach of the foregoing obligation of the Buyer, by the Buyer's delivery at the Closing of a certification in substantially the form attached hereto as EXHIBIT D and incorporated herein by reference, reflecting the occurrence of any event or change in the state of facts effective after the date hereof and prior to the Closing relating to the representations and warranties made by the Buyer (the "Buyer Closing Certification"). The following representations and warranties (as the same may be modified by any Buyer Closing Certification with such modifications being reasonably acceptable to the Seller) shall survive the Closing and any earlier termination of this Agreement for a period of one year.

                  6.1 Existence; Power; Qualification. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the Grand Duchy of Luxembourg. The Buyer has all requisite corporate power to own and operate its properties and to carry on its business as now conducted and to enter into and carry out this Agreement and the other Transaction Documents to which it is or will be a party and is duly qualified to transact business and is, or by the Closing Date will be, in good standing in each jurisdiction where such qualification is necessary or desirable in order to carry out its business as presently conducted and as proposed to be conducted, except where the failure to so qualify would not have a material adverse effect on the financial condition and results of operations of the Buyer and its Subsidiaries taken as a whole.

                  6.2 Valid and Binding. The Buyer is duly authorized to make and enter into this Agreement and all of the other Transaction Documents to which it is or will be a party and to perform all of its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by the Buyer and is the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms. All of the other Transaction Documents to which the Buyer is or will be a party have been, or will be as of the date of the execution and delivery thereof by the Buyer, duly executed and delivered by the Buyer, and each is, or will be by the date of such execution and delivery by the Buyer, a legal, valid and binding obligation of the Buyer enforceable in accordance with its terms.

                  6.3 No Violation. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Buyer is or will be a party and, subject to (a) the applicable Lessees waiving their respective rights of first refusal to purchase portions of the Leased Property pursuant to
Section 18.3 of the Leases in effect at the Closing and (b) with respect to any Lease to be terminated at the Closing, the applicable Lessee waiving its option to purchase set forth in Section 18.4 of such Lease, the performance of the Buyer's obligations hereunder and thereunder, including, without limitation, the consummation of the acquisition of the Leased Property by the Buyer, shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, could result in default or acceleration of any obligation of the Buyer under any permit, contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which the Buyer is a party or by which the Buyer may be bound or affected and do not violate or contravene any requirements of law.

                  6.4 Consents and Approvals. Other than (i) such consents and approvals that have already been obtained, (ii) the Health Care Approvals and
(iii) the waivers referred to in Sections 11.4 and 11.5, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution, delivery and performance of the Buyer's obligations under this Agreement and the other Transaction Documents to which it is or will be a party.

                  6.5 Pending Actions, Notices and Reports. There is no action or investigation pending or, to the knowledge and belief of the Buyer, threatened, anticipated or contemplated (nor, to the knowledge of the Buyer is there any reasonable basis therefor) against or affecting the Buyer before any Governmental Authority which could prevent or hinder the consummation of the acquisition of the Leased Property by the Buyer or the performance of any of the Buyer's other obligations hereunder or under any of the other Transaction Documents to which the Buyer is or will be a party or call into question the validity of this Agreement or any of such other Transaction Documents or any action taken or to be taken hereunder or thereunder.

                  6.6 Nothing Omitted. Neither this Agreement nor any of the other Transaction Documents to which the Buyer is or will be a party, nor any certificate, agreement, statement or other document, now or hereafter prepared or executed by the Buyer and furnished to or to be furnished to any Meditrust Party (or its attorneys) by the Buyer (or its attorneys) in connection with the Buyer's performance of its obligations hereunder or under any of such other Transaction Documents, contains or will contain any untrue statement of a material fact relating to the Buyer or omits or will omit to state a material fact relating to the Buyer necessary in order to prevent all statements contained herein and therein from being misleading.

                  6.7 Ownership Interests. The Buyer and Balanced Care are the current holders of all of the buyer's interest under the 1999 Option Agreement. The Buyer is the current holder of all of the borrower's interest under the Promissory Note.

                  6.8 Recitals True and Correct. Each of the recitals set forth in this Agreement is true and correct in every material aspect.

         7. BCC PARTIES' REPRESENTATIONS. As a material inducement to (a) the Meditrust Parties to enter into this Agreement, (b) to the Seller to grant the Option Right to the Buyer, (c) La Quinta-TRS to dismiss the Pending Litigation and (d) the Meditrust Parties to agree to the IPC/BCC Release and the BCC Release, the BCC Parties make the following representations and warranties to the Seller, which representations and warranties are true as of the date of this Agreement and, as a condition of the Seller's obligation to consummate the conveyance of the Leased Property to the Buyer, except as otherwise expressly provided herein, shall be true and correct as of the Closing Date; provided, that, subject to the provisions of Section 11.1 of this Agreement, such representations and warranties shall be treated as modified as of the Closing, and without breach of the foregoing obligation of the BCC Parties, by the BCC Parties' delivery at the Closing of a certification in substantially the form attached hereto as EXHIBIT E and incorporated herein by reference, reflecting the occurrence of any event or change in the state of facts effective after the date hereof and prior to the Closing relating to the representations and warranties made by the BCC

Parties (the "BCC Closing Certification"). The following representations and warranties (as the same may be modified by any BCC Closing Certification with such modifications being reasonably acceptable to the Seller) shall survive the Closing and any earlier termination of this Agreement for a period of one year.

                  7.1 Existence; Power; Qualification. Each BCC Party is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each BCC Party has all requisite corporate power to own and operate its properties and to carry on its business as now conducted and to enter into and carry out this Agreement and the other Transaction Documents to which it is or will be a party and is duly qualified to transact business and is, or by the Closing Date will be, in good standing in each jurisdiction where such qualification is necessary or desirable in order to carry out its business as presently conducted and as proposed to be conducted, except where the failure to so qualify would not have a material adverse effect on the financial condition and results of operations of Balanced Care and its Subsidiaries taken as a whole.

                  7.2 Valid and Binding. Each BCC Party is duly authorized to make and enter into this Agreement and all of the other Transaction Documents to which it is or will be a party and to perform all of its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by each BCC Party and is the legal, valid and binding obligation of each BCC Party enforceable against each BCC Party in accordance with its terms. All of the other Transaction Documents to which any BCC Party is or will be a party have been, or will be as of the date of the execution and delivery thereof by such BCC Party, duly executed and delivered by such BCC Party, and each is, or will be by the dated of such execution and delivery by such BCC Party, a legal, valid and binding obligation of such BCC Party enforceable in accordance with its terms.

                  7.3 No Violation. The execution, delivery and performance of this Agreement and the other Transaction Documents to which any BCC Party is or will be a party and the performance of the BCC Parties' obligations hereunder and thereunder, including, without limitation, the execution and delivery of the Master Lease, shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, could result in default or acceleration of any obligation of any BCC Party under any permit, contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which any BCC Party is a party or by which any BCC Party may be bound or affected and do not violate or contravene any requirements of law.

                  7.4 Consents and Approvals. Other than (i) such consents and approvals that have already been obtained, (ii) the Health Care Approvals and
(iii) the waivers referred to in Sections 11.4 and 11.5, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution, delivery and performance of performance of any BCC Party's obligations under this Agreement and the other Transaction Documents to which it is or will be a party.

                  7.5 Pending Actions, Notices and Reports. There is no action or investigation pending or, to the knowledge and belief of the BCC Parties, threatened, anticipated or contemplated (nor, to the knowledge of the BCC Parties, is there any reasonable basis therefor) against or affecting any BCC Party before any Governmental Authority which could prevent or hinder the performance by any BCC Party of its obligations hereunder or under any of the other Transaction Documents to which such BCC Party is or will be a party or call into question the validity of this Agreement or any of such other Transaction Documents or any action taken or to be taken hereunder or thereunder.

                  7.6 Nothing Omitted. Neither this Agreement, nor any of the other Transaction Documents to which any BCC Party is or will be a party, nor any certificate, agreement, statement or other document, now or hereafter prepared or executed by any BCC Party and furnished to or to be furnished to any Meditrust Party (or its attorneys) by any BCC Party (or its attorneys) in connection with such BCC Party's performance of its obligations hereunder or under any of such other Transaction Documents, contains or will contain any untrue statement of a material fact relating to any BCC Party or omits or will omit to state a material fact relating to any BCC Party necessary in order to prevent all statements contained herein and therein from being misleading.

                  7.7 Ownership Interests. The Buyer and Balanced Care are the current holders of all of the buyer's interest under the

1999 Option Agreement. Neither Balanced Care nor any of the BCC Subsidiaries have assigned, in whole or in part, any of their right, title and interest in (and obligations under) any of the Existing Lease Documents from and after the respective dates of the execution and delivery thereof.

                  7.8 Recitals True and Correct. Each of the recitals set forth in this Agreement is true and correct in every material aspect.

         8. CONDITION OF THE LEASED PROPERTY

                  8.1 AS-IS Condition. The IPC/BCC Parties (on behalf of themselves, their respective Subsidiaries and all Designees) acknowledge that
(a) each Existing Lessee accepted receipt and delivery of the applicable portion of the Leased Property that it leases from the Seller on or about the applicable Commencement Date, (b) each of the Lessees, the Developer and the Managers examined and otherwise acquired knowledge of the condition of the applicable portion of the Leased Property prior to such date that the applicable Lessee acquired possession of such portion of the Leased Property and found the same to be in good order and repair and satisfactory for its purposes, (c) the Lessees, the Developer and/or the Managers have been in possession of the Leased Property from and after such dates, (d) the Buyer and Balanced Care, each being an Affiliate of the Potomac Point Lessee, the Developer and the Managers, have independent and thorough knowledge of the Leased Property, the title thereto and all matters affecting the same, (e) the IPC/BCC Parties have each made its own inquiry and investigation into, and based thereon have formed an independent judgment concerning the Leased Property and the operation thereof and are not relying on the Seller for any facts or information with respect thereto and (f) except for the express representations and warranties contained in this Agreement or any of the other Transaction Documents, the Seller is not making, and the IPC/BCC Parties are not relying upon, any representation or warranty, express or implied, of any nature whatsoever with respect to the Leased Property. Consequently, the IPC/BCC Parties (on behalf of themselves, their Subsidiaries and all Designees) waive any and all claims and causes of action, now or hereafter arising, against the Seller in respect of the condition of the Leased Property. THE SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY, EITHER AS TO ITS FITNESS FOR ANY PARTICULAR PURPOSE OR USE, ITS DESIGN OR CONDITION OR OTHERWISE, OR AS TO DEFECTS IN THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT; IT BEING AGREED THAT ALL RISKS RELATING TO THE DESIGN, CONDITION AND/OR

USE OF THE LEASED PROPERTY ARE TO BE BORNE BY THE BUYER AND THE BCC PARTIES. THE EXISTING LESSEES, THE DEVELOPER, THE MANAGERS AND THE GUARANTORS HAVE ASSUMED (PURSUANT TO THE EXISTING LEASE DOCUMENTS), THE NEW LESSEE SHALL ASSUME (PURSUANT TO THE LEASE DOCUMENTS) AND, AS OF THE CONSUMMATION OF THE CLOSING, THE BUYER (AND EACH DESIGNEE) ASSUMES ALL RISK OF (I) THE PHYSICAL CONDITION OF THE LEASED PROPERTY BEING CONVEYED TO THE BUYER (OR TO THE APPLICABLE DESIGNEE),
(II) THE SUITABILITY OF THE LEASED PROPERTY FOR OPERATION IN ACCORDANCE WITH ITS PRIMARY INTENDED USE, (III) THE COMPLIANCE OR NON-COMPLIANCE OF THE LEASED PROPERTY WITH ALL APPLICABLE REQUIREMENTS OF LAW, INCLUDING BUT, NOT LIMITED TO, ENVIRONMENTAL LAWS AND ZONING AND OTHER LAND USE LAWS, (IV) ALL MATTERS THAT A SURVEY OF THE LAND MAY DISCLOSE AND (V) SUBJECT TO THE SELLER'S PERFORMANCE OF ITS OBLIGATIONS HEREUNDER, WHETHER TITLE TO THE LEASED PROPERTY IS INSURABLE. Without limiting the foregoing, the Buyer acknowledges and agrees that, in connection with the consummation of the conveyance of the Leased Property contemplated hereunder, in the event that the Buyer obtains or seeks to obtain title insurance insuring its interest in the Leased Property, the Seller shall not be obligated to provide any form of representation or indemnification to the title insurance company issuing such policy; provided, however, that the Seller shall provide to such title insurance company (1) a copy of its operating agreement, (2) evidence of its authority to execute and deliver the Transaction Documents to which it is a party, (3) the certificate of the Seller referred to in Section 13.2(d) of this Agreement, (4) evidence of the Seller's qualification to do business in the states where the Leased Property is located, (5) certificates of good standing relating to the Seller from the states where the Leased Property is located and from the state of its formation, (6) any of the other documents listed in Section 13.2(a)-(g) of this Agreement and (7) evidence of the clearance of or other reasonably satisfactory assurances (that are customarily given) with respect to any Seller Encumbrance. To the extent that the satisfactory assurance referred to in the foregoing Clause 7 is an indemnification, the Seller shall cause La Quinta Properties, Inc. to provide such indemnification to the title insurance company.

                  The provisions of this Section 8.1 are not intended to and shall not be deemed to limit the express provisions set forth in any of the other Seller Documents.

                  8.2 Casualty and Condemnation. The Buyer acknowledges and agrees that if, between the date hereof and the Closing Date, all or any portion of the Leased Property is damaged by any Casualty or if any Condemnation occurs, the Buyer shall nevertheless remain obligated to perform its agreements hereunder and, to the extent that the Buyer exercised or exercises its Option Right prior to or subsequent to such Casualty or Condemnation, to consummate the acquisition of the Leased Property contemplated hereunder and there shall be no adjustment made to the Purchase Price as a consequence of such Casualty or Condemnation; provided, however, that, at the Closing, the Seller shall pay over or assign to the Buyer, as applicable, all amounts recovered or recoverable by the Seller on account of any insurance covering such Casualty or all damage awards recovered or recoverable by the Seller for such Condemnation.

         9.       COVENANTS OF THE PARTIES

                  9.1 Consummation of Stock Transfers and Assignment of Potomac Point Lease. As earlier disclosed in the recitals of this Agreement, concurrently with the execution and delivery of, and as part of the transactions evidenced by, the Existing Lease Documents, Balanced Care was granted the right to acquire the outstanding stock of the Third Party Lessees. Pursuant to the Existing Leases, the Stock Transfers may be consummated in accordance with the conditions set forth in Section 19.4 thereof. Among such conditions set forth therein are (x) the absence of any Lease Defaults and (y) the payment of the Working Capital Payoffs. Notwithstanding the existence of the Existing Defaults (which constitute Lease Defaults under the Existing Leases), the Seller is willing to consent to the consummation of the Stock Transfers subject to certain conditions set forth herein. Immediately upon the execution and delivery of this Agreement, Balanced Care agrees, at its sole cost and expense, to take all (or cause to be taken) actions necessary to consummate the Stock Transfers (it being acknowledged and agreed that the Stock Transfers need not be consummated simultaneously). Immediately upon the consummation of the Stock Transfer relating to any particular Third Party Lessee, Balanced Care agrees, at its sole cost and expense, to cause such Third Party Lessee to be merged into the New Lessee (each such merger of a Third Party Lessee into the New Lessee shall be referred to herein as a "Merger"). The New Lessee shall be engaged in no business other than the operation of the Facilities. Immediately upon the execution and delivery of this Agreement, Balanced Care shall diligently and continuously pursue all health care approvals necessary for each Stock Transfer and concurrent Merger (collectively, the "Health Care Approvals"). Balanced Care shall provide the Seller with copies of all applications submitted for the Health Care Approvals and all correspondence relating thereto (concurrently with the submission, delivery or receipt by any Balanced Care Entity). From time to time, upon request by the Seller, Balanced Care shall apprise the Seller of the status of its efforts to consummate the Stock Transfers and obtain the Health Care Approvals and shall take all such actions with respect thereto that the Seller may request. The consummation of each Stock Transfer and relating Merger shall be effected in accordance with the terms of Section 19.4 of the applicable Existing Lease and this Agreement immediately upon receipt of the necessary Health Care Approvals relating thereto; provided, however, that, notwithstanding anything to the contrary set forth in Section 19.4 of the applicable Existing Lease or any BCC Option Agreement, in connection with the consummation of each Stock Transfer (a) the New Lessee shall acquire the stock of the applicable Third Party Lessee, (b) the Deposit Pledge Agreement referenced in the applicable Existing Lease shall be terminated, (c) instead of the BCC Stock Pledge, Balanced Care shall (i) execute and deliver a stock pledge agreement, in a form substantially similar to the Pledgor Pledge Agreement, granting to the Seller a first priority security interest in all of the issued and outstanding shares of capital stock of New Lessee and (ii) shall deliver to the Seller the stock certificate(s) evidencing such pledged shares, along with stock power(s) (in a form acceptable to the Seller) duly endorsed in blank, (d) the Seller shall cancel the Demand Note (as defined under the applicable Existing Lease) and release all documents securing such Demand Note and (e) any guaranty of the tenant's obligations under the applicable Existing Lease executed and delivered by Balanced Care shall be in substantially the same form as the Potomac Point Guaranty, but shall not contain
(i) any financial covenants (including, without limitation, any covenants requiring Balanced Care to maintain any specified Tangible Net Worth or meet any specified coverage ratio) or (ii) any representations or warranties regarding the solvency of Balanced Care. The documents to be executed to consummate the Stock Transfers shall be in form and substance acceptable to the Seller and shall be substantially similar to the documents executed to effectuate the transfers of stock of various Affiliates of the Third Party Lessees (that were tenants of the Tranche 1 Properties) to Balanced Care. The parties hereto acknowledge and agree that the Holding Companies and the Shareholders are intended to be third party beneficiaries of the terms and conditions set forth in this Section 9.1 and, accordingly, shall be entitled to enforce the same to the fullest extent, and in all respects, as if the Holding Companies and the Shareholders were a party hereto.

                  Concurrently with or prior to the consummation of the last Stock Transfer, pursuant to such documents as are reasonably acceptable to Balanced Care and the Seller, the Potomac Point Lessee shall (i) assign to the New Tenant (and the New Tenant shall assume) all of the Potomac Point Lessee's obligations under the Potomac Point Lease Documents and any resident agreements relating to the Potomac Point Facility and (ii) transfer all personal property owned by the Potomac Point Lessee to the New Tenant.

                  9.2 Execution and Delivery of Master Lease Documents. Provided that the Closing has not yet been consummated, immediately upon the consummation of the last Stock Transfer and Merger, the Seller and the BCC Parties agree that the Existing Leases shall be consolidated and amended and restated in their entirety into a Master Facility Lease Agreement substantially in the form attached hereto as EXHIBIT F (the "Master Lease"), pursuant to which the Leased Property shall be leased by the Seller to the New Lessee. Concurrently with the execution and delivery of the Master Lease, Balanced Care shall cause (a) the Master Lease Documents to be executed and delivered to the Seller, which shall include, without limitation, (i) an amendment, restatement and consolidation of the Existing Guaranties by Balanced Care (guarantying all of the Master Lease Obligations) or, at the Seller's option, in the event that all of the Stock Transfers and Mergers are consummated simultaneously with the execution and delivery of the Master Lease, in lieu of executing an Existing Guaranty relating to a Third Party Lease as of the date of the consummation of the applicable Stock Transfer, Balanced Care shall execute and delivery a guaranty of the New Tenant's obligations under the Master Lease, provided, however, that in either case, the guaranty executed shall be in substantially the same form as the Potomac Point Guaranty and shall not contain (x) any financial covenants (including, without limitation, any covenants requiring Balanced Care to maintain any specified Tangible Net Worth or to meet any specified coverage ratio) or (y) any representations or warranties regarding the solvency of Balanced Care, (ii) a stock pledge agreement, granting to the Seller, to secure Balanced Care's guaranty of Master Lease Obligations and the New Tenant's obligations under the Master Lease Documents, a first priority security interest in all of the issued and outstanding shares of capital stock of New Lessee,
(iii) an amendment, restatement and consolidation of the Assignments of

Subleases, (iv) an amendment, restatement and consolidation of the Permits Assignments, (v) an amendment, restatement and consolidation of the Security Agreements, (vi) an amendment, restatement and consolidation of the Affiliated Party Subordination Agreements and (vii) an amendment, restatement and consolidation of the Environmental Indemnity Agreements and (b) legal opinions, in form and substance satisfactory to the Seller, to be delivered to Seller evidencing the authority of Balanced Care, the New Lessee and any other applicable BCC Parties to execute and deliver the Master Lease and the other Master Lease Documents and the enforceability of such documents.

                  9.3 Release of Meditrust Parties. Effective as of the date hereof, each of the IPC/BCC Parties does hereby release, acquit and forever discharge (a) the Parent and its Subsidiaries (including, without limitation, the Seller) and Affiliates, (b) New Meditrust-LLC and (c) each of their respective stockholders, members, beneficiaries, officers, directors, managers, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them (the Persons described in the foregoing clauses (a) - (c) are collectively referred to as the "Released Meditrust Parties") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including, without limitation, such claims and defenses as breach of contract, negligence, breach of any duty of good faith and fair dealing, causes of action arising out of or construed to be deceptive trade practices, business torts, breach of warranty, fraud, mistake, duress, usury and any other claim of so-called "lender liability", which any member of the IPC/BCC Parties ever had or now has against the Released Meditrust Parties, jointly or severally, for or by reason of any matter, cause or thing whatsoever occurring through and including the date hereof relating in whole or in part, directly or indirectly, to: (i) the Promissory Note; (ii) the 1999 Option Agreement; (iii) the Existing Lease Documents; (iv) the Leased Property; (v) the Existing Indebtedness; (vi) any of the transactions contemplated under the 1999 Option Agreement or any of the Existing Lease Documents; (vii) the performance of any of the obligations under the Promissory Note, the 1999 Option Agreement and/or the Existing Lease Documents; (viii) any action or omission by any of the Released Meditrust Parties (1) in connection with the loan evidenced by the Promissory Note,

(2) pursuant to the 1999 Option Agreement or (3) pursuant to the Existing Lease Documents (including, without limitation, the application by New Meditrust-LLC of the Cash Collateral toward the outstanding indebtedness under the Notes),
(ix) any other action or omission pertaining to the Leased Property taken on or before the date hereof by any of the Released Meditrust Parties (excluding, however, all obligations of the Meditrust Parties arising hereunder) and (x) the Pending Litigation. The foregoing release shall be referred to herein as the "Meditrust Release." In addition, so long as the Meditrust Release is in effect, each of the IPC/BCC Parties agrees not to commence, join in, prosecute or participate in any suit or other proceeding in a position which is adverse to any of the Released Meditrust Parties arising directly or indirectly from any of the foregoing matters; provided, however that the foregoing agreement shall not prohibit any of the IPC/BCC Parties from commencing any action to enforce its rights and remedies under any of the Transaction Documents.

                  The parties hereto acknowledge and agree that the Released Meditrust Parties are intended to be third party beneficiaries of the terms and conditions set forth in this Section 9.3 and, accordingly, shall be entitled to enforce the same to the fullest extent, and in all respects, as if the Released Meditrust Parties were all parties hereto.

                  The Meditrust Release shall survive any termination of this Agreement.

                  9.4 Release of IPC/BCC Parties. Subject to the paragraph immediately following this paragraph, effective upon the Seller's receipt of the Option Payment, each of the Meditrust Parties does hereby release, acquit and forever discharge each of the IPC/BCC Parties and each of their respective Subsidiaries, Affiliates, stockholders, beneficiaries, officers, directors, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns or any and all of them (collectively, the "Released IPC/BCC Parties") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, which any of the Meditrust Parties ever had or now has against the Released IPC/BCC Parties, jointly or severally, for or by reason of any matter, cause or thing whatsoever occurring through and including the date hereof relating in whole or in part, directly or indirectly, to:

(a) the Promissory Note; (b) the 1999 Option Agreement; (c) the Existing Indebtedness; (d) any of the transactions contemplated under the 1999 Option Agreement; (e) the performance of any of the obligations under the Promissory Note or the 1999 Option Agreement; (f) any action or omission by any of the Released IPC/BCC Parties (i) in connection with the loan evidenced by the Promissory Note or (ii) pursuant to the 1999 Option Agreement and (g) the Pending Litigation. The foregoing release shall be referred to herein as the "IPC/BCC Release". In addition, so long as the IPC/BCC Release is in force and effect, the Meditrust Parties agree not to commence, join in, prosecute or participate in any suit or other proceeding in a position which is adverse to any of the Released IPC/BCC Parties arising directly or indirectly from any of the foregoing matters.

                  The IPC/BCC Release and the Covenant Not to Sue shall be void ab initio and will be of no force or effect and the Buyer and Balanced Care will be obligated to pay all of the outstanding indebtedness under the Promissory
Note if any of the IPC/BCC Conditions Subsequent occur. The reinstatement of the obligations of the Buyer and Balanced Care as aforesaid, the nullification of the IPC/BCC Release and the abrogation of the Covenant Not to Sue will not operate to affect, modify, terminate or otherwise limit the Meditrust Release. As used herein the term "IPC/BCC Conditions Subsequent" shall mean collectively
(1) in the event that the Buyer or Balanced Care or any of their Affiliates, or any Person claiming by or through any of them (excluding a trustee in bankruptcy or a receiver over whom the Buyer or Balanced Care has no control) ever commences, joins in, assists, cooperates in or participates as an adverse party or as an adverse witness (subject to compulsory legal process which requires testimony) in any suit or other proceeding against any Released Meditrust Party relating to any of the matters covered by Section 9.3 or the execution, delivery and performance of any of this Agreement (excluding any action or proceeding initiated by the Buyer in accordance with the provisions of Section 14 to enforce its rights and remedies in the event of a Seller Default), including, without limitation, any action challenging the validity of or seeking to rescind or recover the payment of the Option Payment (other than as expressly allowed pursuant to Section 12 or Section 14 hereof), (2) in the event that the payment of the Option Payment is ever rendered void or is rescinded by operation of law or by final non-appealable order of any court of competent jurisdiction (including, without limitation, any bankruptcy court of competent jurisdiction) by reason of an order arising out of any claim or proceeding (excluding any claim or proceeding initiated by the Buyer in accordance with the provisions of Sections 12 or 14 to enforce its rights and remedies in the event of a Seller Default or a failure by the Seller to satisfy or remove any Seller Encumbrance) initiated or commenced in favor of, against, on behalf of, or in concert with, directly or indirectly, the Buyer or Balanced Care (or any of their Affiliates) or any Person claiming by or through the Buyer or Balanced Care (including, without limitation, a trustee in bankruptcy or other party in interest in any bankruptcy proceeding) or any of their respective agents, employees, representatives, officers, directors, shareholders, subsidiaries, affiliates, heirs, legal representatives, successors or assigns and (3) the Meditrust Release is ever rendered void, is rescinded or adjudicated unenforceable by operation of law or by order of any court of competent jurisdiction by reason of final non-appealable order arising out of any claim or proceeding initiated or commenced in favor of, against, on behalf of, or in concert with, directly or indirectly, the Buyer or Balanced Care (or any of their Affiliates) or any Person claiming by or through the Buyer or Balanced Care or any of their respective agents, employees, officers, directors, shareholders, subsidiaries, affiliates, heirs, representatives, trustees in bankruptcy, successors or assigns.

                  The parties hereto acknowledge and agree that the Released IPC/BCC Parties are intended to be third party beneficiaries of the terms and conditions set forth in this Section 9.4 and, accordingly, shall be entitled to enforce the same to the fullest extent, and in all respects, as if the Released IPC/BCC Parties were all parties hereto.

                  The IPC/BCC Release shall survive any termination of this Agreement.

                  9.5 Release of BCC Parties. Subject to the paragraph immediately following this paragraph, effective upon the Seller's receipt of the Option Payment, the Seller does release, acquit and forever discharge the BCC Parties and each of their respective Subsidiaries, Affiliates, stockholders, beneficiaries, officers, directors, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns or any and all of them (collectively, "Released BCC Parties") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, which the Seller ever had or now has against the Released BCC Parties, jointly or severally, for or by reason of any matter, cause or thing whatsoever occurring through and including the last day of the Option Period relating in whole or in part, directly or indirectly, to the Existing Defaults. The foregoing release shall be referred to herein as the "BCC Release". In addition, so long as the BCC Release is in effect, the Seller agrees not to commence, join in, prosecute or participate in any suit or other proceeding in a position which is adverse to any of the Released BCC Parties arising directly or indirectly from any of the foregoing matters; provided, however, that the foregoing agreement shall not prohibit the Seller from commencing any action to enforce its rights and remedies under any of the Transaction Documents.

                  The BCC Release shall be void ab initio and will be of no force or effect and the BCC Parties will be obligated to perform all of their obligations under the Existing Lease Documents without regard to the BCC Release (including, without limitation, all obligations relating to and/or arising as a consequence of the Existing Defaults) in the event that any of the BCC Conditions Subsequent occur. The reinstatement of the obligations of the BCC Parties as aforesaid and the nullification of the BCC Release will not operate to affect, modify, terminate or otherwise limit the Meditrust Release. As used herein the term "BCC Conditions Subsequent" shall mean collectively (a) in the event that any of the BCC Parties or any of their Affiliates, or any Person claiming by or through any of them (excluding a trustee in bankruptcy or a receiver over whom the BCC Parties have no control) ever commences, joins in, assists, cooperates in or participates as an adverse party or as an adverse witness (subject to compulsory legal process which requires testimony) in any suit or other proceeding against any Released Meditrust Party relating to the Leased Property or the execution, delivery and performance of any of the Transaction Documents (excluding any action instituted by any BCC Party to require the Seller to perform its obligations hereunder), including, without limitation, any action challenging the validity of or seeking to rescind or recover the payment of any Option Payment (other than as expressly allowed pursuant to Section 12 or Section 14 hereof), (b) in the event that the payment of any Option Payment is ever rendered void or is rescinded by operation of law or by final non-appealable order of any court of competent jurisdiction (including, without limitation, any bankruptcy court of competent jurisdiction) by reason of an order arising out of any claim or proceeding (excluding any claim or proceeding initiated by the Buyer in accordance with Sections 12 or 14 to enforce its rights and remedies in the event of a Seller Default or a failure by the Seller to satisfy or remove any Seller Encumbrance) initiated or commenced in favor of, against, on behalf of, or in concert with, directly or indirectly, any of the BCC Parties (or any of their Affiliates) or any Person claiming by or through any BCC Party (including, without limitation, a trustee in bankruptcy or other party in interest in any bankruptcy proceeding) or any of their respective agents, employees, representatives, officers, directors, shareholders, subsidiaries, affiliates, heirs, legal representatives, successors or assigns and (c) the Meditrust Release is ever rendered void, is rescinded or adjudicated unenforceable by operation of law or by order of any court of competent jurisdiction by reason of final non-appealable order arising out of any claim or proceeding initiated or commenced in favor of, against, on behalf of, or in concert with, directly or indirectly, any of the BCC Parties (or any of their Affiliates) or any Person claiming by or through any of the BCC Parties or any of their respective agents, employees, officers, directors, shareholders, subsidiaries, affiliates, heirs, representatives, trustees in bankruptcy, successors or assigns.

                  The Seller acknowledges that, notwithstanding anything to the contrary set forth in the Leases, as long as the BCC Release is in effect, the occurrence of an Option Period Default shall not constitute a default or Lease Default under any of the Leases. The parties hereto acknowledge and agree that the Released BCC Parties are intended to be third party beneficiaries of the terms and conditions set forth in this Section 9.5 and, accordingly, shall be entitled to enforce the same to the fullest extent, and in all respects, as if the Released BCC Parties were all parties hereto.

                  The BCC Release shall survive any termination of this Agreement.

                  9.6 Dismissal Of Pending Litigation and Covenant Not to Sue. Promptly after the execution and delivery of this Agreement and the Seller's receipt of the Option Payment, La Quinta-TRS agrees to dismiss the Pending Litigation without prejudice pursuant to a stipulation mutually acceptable to the Buyer and LaQuinta - TRS.

                  As long as none of the IPC/BCC Conditions Subsequent have occurred, La Quinta-TRS agrees to refrain and forbear from commencing, instituting or prosecuting any lawsuit, action or other proceeding against the Buyer or Balanced Care arising out of, or in connection with, the Promissory Note (the "Covenant Not to Sue").

                  9.7 Intentionally Omitted.

                  9.8 Costs and Fees. The Buyer shall be responsible for payment of all closing costs in connection with the transfer of the Leased Property, including, without limitation, recording fees, stamp taxes, document taxes, transfer fees and any other payments in the nature of or in lieu of transfer fees.

                  Each party shall pay all costs incurred by it in connection with the preparation, negotiation and performance of this Agreement; provided, however, that, in the event of any litigation between the parties arising under this Agreement, the prevailing party shall be reimbursed all reasonable costs incurred in connection with such litigation (including, without limitation, attorneys' fees and expenses) by the non-prevailing party.

                  9.9 Designees and Lease Documents. Subject to the Buyer's retaining all of its other obligations hereunder, in the event that the Buyer desires to designate one or more nominees (each, a "Designee") to acquire, on the Closing Date, a fee simple interest in the Leased Property, simultaneously with the exercise of its Option Right, the Buyer shall notify the Seller in writing whether the Buyer (a) shall take title to the Leased Property or shall designate one or more Designees to take title to the Leased Property and (b) elects to take title (or cause its Designee(s) to take title) to the Leased Property subject to the applicable Leases. In the event that the Buyer so elects to take title to the Leased Property subject to the applicable Leases, at the Closing, the Buyer or its Designee(s) shall assume the Seller's obligations under the applicable Lease Documents pursuant to an assignment and assumption agreement and any other documents as are reasonably requested by the Seller (collectively, the "Assignment and Assumption Documents"). Without limiting the foregoing, it is acknowledged and agreed that the Assignment and Assumption Documents shall be in materially the same form as the assignment and assumption documents entered into between various Balanced Care Entities and the Seller in connection with the sale of the Tranche 1 Properties.

                  If the Buyer does not elect to take title (or does not cause its Designee(s) to take title) to the Leased Property subject to the applicable Leases, then, at the Closing, (i) the Seller agrees to terminate the applicable Lease Documents pursuant to documents reasonably acceptable to the Seller (collectively, the "Lease Termination Documents") and (ii) the Buyer agrees to cause the applicable Lessees to execute such Lease Termination Documents. Without limiting the foregoing, it is acknowledged and agreed that the Lease Termination Documents shall be in materially the same form as the lease termination documents entered into between various Balanced Care Entities and the Seller in connection with the sale of the Tranche 1 Properties.

                  The Buyer and Balanced Care acknowledge (and will cause each applicable Lessee and Designee to acknowledge) that, at the Closing, no other adjustments will be made under the Lease Documents and/or with respect to the Leased Property for Impositions, utility costs or any other matter.

                  9.10 Right of First Refusal and Option to Purchase. In the event that the Buyer exercises its Option Right with respect to the Leased Property, at or prior to the Closing, (a) the Buyer and Balanced Care shall cause the applicable Lessees to waive the rights of first refusal granted to such Lessees pursuant to Section 18.3 of the applicable Leases and (b) if the applicable Lease Documents relating to the Leased Property are to be terminated at the Closing in accordance with the terms of Section 9.9 hereof, the Buyer and Balanced Care shall cause the applicable Lessees to waive the purchase options granted to such Lessees pursuant to Section 18.4 of the applicable Leases.

                  9.11 Title Review. At the Closing, if the Closing Conditions have been satisfied (or waived), the Seller shall deliver good and marketable title to the Leased Property (or, if applicable, to any applicable Designee), free and clear of all Liens other than the Permitted Exceptions. If, on or before the Closing Date, the Buyer determines that title to the Leased Property is subject to any matter other than the Permitted Exceptions, the Buyer shall provide the Seller with written notice that title to the Leased Property is subject to any matters other than the Permitted Exceptions (the "Title Objection Notice"). The Title Objection Notice shall identify with specificity the objections asserted by the Buyer and the Closing Date shall be extended in accordance with Section 12 of this Agreement in order to allow the Seller to remove all defects in title.

                  Notwithstanding anything to the contrary set forth herein, but without implying, in any way, that (i) the Buyer's obligations hereunder are subject to a financing contingency or (ii) the Buyer may object to any Permitted Exceptions or refuse to accept title to the Leased Property because the Leased Property is subject to the Permitted Exceptions; in the event that any Person (including, without limitation, any Designee) financing the Buyer's acquisition of the Leased Property refuses to consummate such financing transaction due to the existence of any Permitted Exceptions (the "Optional Title Matters"), then (1) the Buyer shall notify the Seller in writing (the "Optional Title Notice") that its lender refuses to finance the Buyer's acquisition of the Leased Property due to the Optional Title Matters and (2) the Seller shall cooperate with all reasonable requests from the Buyer in connection with any efforts made by the Buyer (at the Buyer's sole cost and expense) to release, remove and/or otherwise correct, satisfy or address the Optional Title Matters, including, without limitation, executing and delivering any instrument required because the Seller is the record title holder to the Leased Property (as long as the Seller is not required to assume or undertake any obligations under any such instrument or make any representations regarding the Leased Property).

                  Notwithstanding anything to the contrary set forth herein, in the event that the Buyer has exercised its Option Right in accordance with the terms hereof, any subsequent failure by the Buyer to consummate the Closing in accordance with the terms hereof because of any Optional Title Matter (provided that all of the other Closing Conditions precedent to the Buyer's obligation to consummate the Closing have been satisfied) shall constitute a Buyer Default.

                  9.12 Use of Purchase Money to Clear Title. To enable the Seller to deliver title to all or any portion of the Leased Property, the Seller may, at the time of delivery of the deeds, use all or any portion of the Purchase Price to clear title of any or all encumbrances or interests, provided, that all instruments so procured are recorded simultaneously with the delivery of the deeds or, in the case of institutional liens, provided, that, arrangements in accordance with customary conveyancing practices are made for a discharge to be promptly procured, recorded or filed after the delivery of the deeds.

                  9.13 Additional Tennessee Documents. Concurrently with the execution and delivery of this Agreement, each Tennessee Manager agrees to (a) execute and deliver to Seller, a Tennessee Security Agreement and such financing statements as the Seller may request to perfect the security interests granted thereunder and (b) join as a party to the applicable Tennessee Assignment of Subleases that was executed by the applicable

Tennessee Lessee that leases the Facility managed by such Tennessee Manager.

                  9.14 Future Defaults Under Lease Documents. Notwithstanding anything to the contrary set forth herein, the parties hereto acknowledge and agree that the existence during the Option Period of any default or breach of condition under any of the Lease Documents shall not, in any way, abridge, amend, limit, release or otherwise affect any of the parties' respective rights and/or obligations hereunder (including, without limitation, the Buyer's right to exercise the Option Right in accordance with the terms hereof and the Seller's obligation to convey the Leased Property to the Buyer in accordance with the terms hereof).

         10. THE BUYER'S CONDITIONS PRECEDENT TO THE CLOSING. The Closing and the Buyer's obligations hereunder and with respect thereto are expressly contingent and conditional upon the fulfillment, compliance, satisfaction and performance of each of the following conditions prior thereto, any one or more of which may be waived or deferred in whole or in part, but only in writing, by the Buyer at its option and sole discretion. Notwithstanding the foregoing, any condition precedent to the Closing which has not been fulfilled, complied with, satisfied or performed at or prior to the Closing Date shall be conclusively deemed waived if the Buyer consummates the Closing despite the lack of fulfillment, compliance with, satisfaction or performance of such condition.

                  10.1 Accuracy of Warranties; Compliance with Covenants. Notwithstanding anything to the contrary set forth herein, all of the covenants and agreements made by the Seller in this Agreement with respect to the Leased Property shall have been fully and timely performed, in all material respects, and the Buyer shall have received a Meditrust Parties' Closing Certification, dated as of the Closing Date, reasonably acceptable to the Buyer in all material respects.

                  10.2 Absence of Injunction. There shall be no injunction, or any order of any nature issued by or pending before any Governmental Authority directing that the conveyance of the Leased Property contemplated by this Agreement not be consummated.

         11. THE SELLER'S CONDITIONS PRECEDENT TO THE CLOSING. The Closing and the Seller's obligations hereunder and with respect thereto are expressly contingent and conditional upon the fulfillment, compliance, satisfaction and performance of each of the following conditions prior thereto, any one or more of which may be waived or deferred in whole or in part, but only in writing, by the Seller at its option and sole discretion. Notwithstanding the foregoing, any condition precedent to the Closing which has not been fulfilled, complied with, satisfied or performed at or prior to the Closing Date shall be conclusively deemed waived if the Seller consummates the Closing despite the lack of fulfillment, compliance with, satisfaction or performance of such condition.

                  11.1 Accuracy of Warranties; Compliance with Covenants. Notwithstanding anything to the contrary set forth herein, all of the covenants and agreements made by the Buyer and the BCC Parties in this Agreement shall have been fully and timely performed, in all material respects, and the Seller shall have received a Buyer Closing Certification and a BCC Closing Certification, each dated as of the Closing Date and reasonably acceptable to the Seller in all material respects.

                  11.2 Absence of Injunction. There shall be no injunction, or any order of any nature issued by or pending before any court or Governmental Agency directing that the conveyance of the Leased Property contemplated by this Agreement not be consummated.

                  11.3 Payment of Option Payments . The Option Payment required to be paid hereunder by the Buyer to the Seller shall have been paid in accordance with the terms hereof.

                  11.4 Lessees' Rights of First Refusal. Each Lessee under each Lease in force and effect as of the Closing shall have waived such Lessee's right of first refusal to purchase the applicable portion of the Leased Property pursuant to Section 18.3 of the applicable Lease.

                  11.5 Lessees' Options to Purchase. In the event that the Buyer has directed the Seller to terminate any Leases at the Closing, the applicable Lessees shall have waived such Lessees' rights to purchase the applicable portion of the Leased Property pursuant to Section 18.4 of the applicable Leases.

                  11.6 Terminations or Assignments of Leases. The provisions of
Section 9.9 hereof shall have been satisfied.

                  11.7 Stock Transfers. The Stock Transfers shall have been consummated in accordance with the terms of the Existing Leases, as modified by
Section 9.1 hereof; provided, however, that, with respect to any Stock Transfer that is not consummated due to a failure by any Third Party Lessee, any Holding Company or any Shareholder to perform its or his obligations under the BCC Option Agreements, the foregoing condition shall be waived by the Seller with respect to such Stock Transfer.

                  11.8 Mergers. The Mergers shall have been consummated in accordance with the terms of Section 9.1 hereof; provided, however, that with respect to any Merger that is not consummated because the applicable Stock Transfer is not be consummated due to a failure by any Third Party Lessee, any Holding Company or any Shareholder to perform its or his obligations under the BCC Option Agreements, the foregoing condition shall be waived by the Seller with respect to such Merger.

         12. EXTENSION. If the Seller shall be unable to give title to the Leased Property on the Closing Date, subject only to the Permitted Exceptions, or if all of the Closing Conditions precedent to the Buyer's obligation to consummate the acquisition shall not have been satisfied on or before the Closing Date, the Buyer shall so notify the Seller on or prior to the Closing Date; whereupon, in order to allow the Seller to so perform or for such Closing Conditions to be satisfied, the Closing Date shall be extended for a period not to exceed sixty (60) days. During such extended period of time, the Seller shall use diligent efforts to remove any Seller Encumbrances and the parties hereto shall use diligent efforts to cause such Closing Conditions to be satisfied.

         At either the original or extended time for performance, the Buyer shall have the election to accept such title to the Leased Property as the Seller can deliver (in its then condition) and/or to waive any unsatisfied Closing Conditions and to pay the Purchase Price without deduction; in which case, subject to the provisions of Section 10 hereof, the Seller shall convey such title to the Leased Property as it can deliver and the Closing shall be consummated in accordance with the terms hereof. In the event that, at the extended time for performance, (a) the Seller shall be unable to give title to the Leased Property subject only to the Permitted Exceptions (after using diligent efforts to satisfy or remove any Seller Encumbrances) and the Buyer does not elect to accept such title to the Leased Property as the Seller can deliver and/or (b) the Closing Conditions precedent to the Buyer's obligation to consummate the acquisition of the Leased Property have not been satisfied or waived, then, (i) the Buyer's option to acquire the Leased Property shall terminate as of the Closing Date, as so extended, without recourse to the parties, except as otherwise provided herein to survive such termination and
(ii) if the

Buyer does not elect to accept such title to the Leased Property because the Seller was unable to satisfy or remove any Seller Encumbrance, the Option Payment shall be refunded to the Buyer by the Seller.

         13.      CLOSING

                  13.1 Closing Date. The Closing shall take place at the offices of Nutter, McClennen & Fish, LLP, One International Place, Boston, Massachusetts at 10:00 a.m. on the date specified in the Option Notice in accordance with the terms of Section 2 hereof or at such other time and place mutually agreed upon in writing by the Buyer and the Seller (such date of the Closing being referred to herein as a "Closing Date"). Notwithstanding the foregoing, the Seller and the Buyer acknowledge that the parties hereto are willing to consummate the Closing by utilizing a nationally recognized title insurance company designated by the Buyer as escrow agent for the delivery of the Transaction Documents required hereunder by mail, subject to such escrow arrangements as are reasonably acceptable to the Seller and the Buyer.

                  13.2 Deliveries of the Seller at the Closing. At the Closing, the Seller shall deliver to the Buyer the following:

                           (a) Twelve (12) deeds with covenants against only the
actions of the grantor, in substantially the same form as the deeds conveying the Land to Meditrust Acquisition Corporation II.

                           (b) Certificate of the Manager of the Seller,
authorizing the conveyance of the Leased Property contemplated hereunder.

                           (c) The Meditrust Closing Certification, certifying
that, subject to Section 10.1 and the first paragraph of Section 5 of this Agreement, all of the representations and warranties made by the Seller in this Agreement are true and correct as of the Closing Date.

                           (d) Certificate of the Seller, executed under the
pains and penalties of perjury, stating that the Seller is not a "foreign person", as defined in Section 1445(f) of the Code and the regulations issued thereunder, in order to comply with Section 1445(b)(2) and the regulations issued thereunder, in such form as the Buyer may require in its reasonable discretion or the title insurance company issuing any title policy to the Buyer (or any Designee) may reasonably require.

                           (e) A certification of the information necessary to
complete and file with the Internal Revenue Service a Form 1099-S in connection with the conveyance of the Land.

                           (f) Any Lease Termination Documents or Assignment and
Assumption Documents executed by the Seller.

                           (g) Any other documents required under applicable
local law to (i) convey the Leased Property to the Buyer or the applicable Designee, (ii) to record any deed or other conveyancing documents and/or (iii) to terminate or assign any Lease.

                           (h) Any other applicable Seller Documents to be
executed by the Seller.

                  13.3 Deliveries of the Buyer at the Closing. At the Closing, the Buyer shall deliver to the Seller the following:

                           (a) Payment of the Purchase Price in accordance with
Section 3 hereof.

                           (b) A Buyer Closing Certification, certifying that,
subject to Section 11.1 and the first paragraph of Section 6 of this Agreement, all of the representations and warranties made by the Buyer in this Agreement are true and correct as of the Closing Date.

                           (c) Certificate of resolutions of the board of
directors of the Buyer, authorizing the transaction contemplated hereby, certified by the Secretary of the Buyer.

                           (d) Certificate of the Secretary of the Buyer as to
incumbency and other related matters.

                           (e) Documents reasonably acceptable to the Seller,
evidencing all requisite corporate authorization needed by the Buyer to authorize the acquisition of the Leased Property contemplated hereunder.

                           (f) Any Lease Termination Documents or Assignment and
Assumption Documents executed by the Buyer (or its Designee) and/or the appropriate Balanced Care Entities.

                           (g) Any other documents required to be executed by
the Buyer or the applicable Designee(s) under applicable local law to (i) effectuate the conveyance of the Leased Property to the Buyer or the Designee,
(ii) to record any deed
or other conveyancing documents and/or (iii) to terminate or assign any Lease.

                           (h) Any other applicable Buyer Documents to be
executed by the Buyer.

                           (i) Payment of the amounts due under Section 9.7.

                  13.4 Deliveries of the BCC Parties at the Closing. At the Closing, the BCC Parties shall deliver to the Seller the following:

                           (a) A BCC Closing Certification, certifying that,
subject to the first paragraph of Section 7 of this Agreement, all of the representations and warranties made by the BCC Parties in this Agreement are true and correct as of the Closing Date.

                           (b) Certificates of resolutions of the board of
directors of BCC Parties, authorizing every action taken by the BCC Parties hereunder, certified by the respective Secretaries of the BCC Parties.

                           (c) Certificates of the Secretary of BCC Parties as
to incumbency and other related matters.

                           (d) Documents reasonably acceptable to the Seller,
evidencing all requisite corporate authorization needed by the other BCC Parties to authorize every action taken by the other BCC Parties hereunder.

                           (e) Any Lease Termination Documents or Assignment and
Assumption Documents executed by the appropriate Balanced Care Parties.

                           (f) Any other applicable Buyer Documents to be
executed by any Balanced Care Entity.

         14. REMEDIES. The agreements, covenants and obligations of the Seller under this Agreement shall be deemed of the essence and every breach thereof material to the Buyer and special, unique and extraordinary so that any breach thereof shall be deemed to cause the Buyer irreparable injury justifying a decree of specific performance by a court of competent jurisdiction and not properly compensable solely by money damages in an action at law. Therefore, in the event that after the Buyer exercises its Option Right in accordance with the terms hereof, the Seller shall fail to consummate the Closing, notwithstanding the satisfaction or waiver of all of Closing Conditions that are conditions precedent to the Seller's obligation to consummate the Closing (a "Seller Default"), the sole remedy, at law or in equity, of the Buyer as a consequence of any such Seller Default shall be, at the Buyer's Option, to (a) institute an action for specific performance or (b) receive a full refund by the Seller of the Option Payment. In the event that the Buyer shall institute any action for specific performance, the Seller hereby acknowledges that (i) the Buyer does not have an adequate remedy at law and that specific performance will not constitute any hardship on the Seller and (ii) if the Buyer prevails on any such action, the Seller shall reimburse the Buyer for all reasonable out-of-pocket expenses (including, without limitation, attorneys' fees and expenses) reasonably incurred by the Buyer in connection with such action.

         In the event that after exercising its Option Right in accordance with the terms hereof, the Buyer shall fail to consummate the Closing, notwithstanding the satisfaction or waiver of all of Closing Conditions that are conditions precedent to the Buyer's obligation to consummate the Closing (a "Buyer Default"), the sole remedy, at law or in equity, of the Seller as a consequence of any such Buyer Default shall be to terminate this Option Agreement; and the Seller shall have no right or be entitled to bring an action for specific performance or for any other damages whatsoever.

         The parties hereto acknowledge and agree that notwithstanding the occurrence of a Seller Default or a Buyer Default, the Meditrust Release, the IPC/BCC Release and the BCC Release shall each remain in full force and effect.

         The provisions of this Section 14 shall survive any termination of this Agreement.

         15. ADJUSTMENTS. Except as otherwise expressly provided herein, no adjustments to the Purchase Price shall be made between the parties hereto as a result of the consummation of the conveyance of the Leased Property contemplated hereunder.

         16. SURVIVAL OF PROVISIONS IN THE LEASE DOCUMENTS. Without limiting the provisions set forth in and except as may otherwise expressly be provided in Section 9.1 through Section 9.5, Section 9.9 or Section 9.10, nothing set forth herein shall be deemed to amend or modify any Lease (or any of the other Lease Documents) or affect any of the Lessees' respective obligations thereunder, including, without limitation, the (a) indemnification provisions of the Leases and the other Lease Documents and (b) other provisions set forth in the Leases and the other Lease Documents which by their express terms provide that they will survive the expiration or earlier termination of the Lease, each of which shall survive and not be deemed waived by the execution and delivery of this Agreement or the consummation of the Closing and/or the expiration or earlier termination of any Lease.

         17.      MISCELLANEOUS.

                  17.1 No Broker. Each of the parties represents to the others that no agent, finder or broker has acted for it or was the producing and effective cause of this Agreement or the transaction contemplated hereby, and that no commissions or finder's fees are due by it to any third parties. The Buyer and the BCC Parties agree to jointly and severally indemnify, exonerate and hold the Meditrust Parties harmless from and against any claim, loss, damage, cost or liability for any brokerage commission or fee which may be asserted against the Seller and/or La Quinta-TRS as a result of the Buyer's and/or any BCC Party's breach of this warranty. The Seller agrees to indemnify, exonerate and hold the Buyer and the BCC Parties harmless from and against any claim, loss, damage, cost or liability for any brokerage commission or fee which may be asserted against the Buyer and/or any BCC Party as a result of the Seller's and/or La Quinta-TRS' breach of this warranty. The provisions in this Section shall survive the consummation of the Closing contemplated hereunder or any earlier termination of this Agreement.

                  17.2 Voluntary Agreement. The parties hereto each represent and warrant that they are represented by legal counsel of their own choice, are fully aware of the terms contained in this Agreement and have voluntarily and without coercion or duress of any kind entered into this Agreement and the documents executed in connection with this Agreement. Without limiting the foregoing, the IPC/BCC Parties further represent and warrant that (a) the BCC Subsidiaries have operated the Facilities free of any interference by the Seller or any other Meditrust Entity; (b) neither the Seller nor any other Meditrust Entity has asserted any control or influence over the BCC Subsidiaries' operation of the Facilities and (c) the IPC/BCC Parties have dealt with the Meditrust Parties (and their Affiliates), at all times, independently and at arm's length.

                  17.3 Amendment of Existing Lease Documents. This Agreement shall be deemed to amend the Existing Lease Documents solely as expressly set forth herein, and as amended hereby, each of the Existing Lease Documents is hereby ratified, approved and confirmed in every aspect and is valid, binding and in full force and effect.

                  17.4 Waivers by Obligors. The BCC Parties waive notice of acceptance hereof and, except as otherwise expressly provided in any of the Existing Lease Documents, the BCC Parties waive: notice of any action taken or omitted by the Seller in reliance hereon, notice of default with respect to any of the Existing Lease Obligations, presentment, demands for performance, notice of any indulgences, notices of extensions or renewals relating to the Existing Lease Obligations, any suretyship defenses and any and all other notices of every kind and description in connection with the Existing Lease Obligations, this Agreement or the Cash Collateral to which they might otherwise be entitled. The BCC Parties hereby assent to any indulgences, postponements, compromises, extensions or renewals in connection with the Existing Lease Obligations and to any discharge, termination, substitution, exchange, increase, release or surrender of any collateral securing the Existing Lease Obligations or any Person primarily or secondarily liable to the Seller for the Existing Lease Obligations. The Seller shall not be required (a) to make demand upon or pursue or exhaust the Seller's rights or remedies against any Person with respect to the Existing Lease Obligations, (b) to pursue or exhaust any of the Seller's rights or remedies with respect to any present or future collateral which the Seller may hold as security for the Existing Lease Obligations or (c) to marshall such security or resort to any such security in any particular order.

                  No invalidity, irregularity or unenforceability of all or any part of the Existing Lease Obligations or of any security therefor shall affect, impair or be a defense to this Agreement, and this Agreement is the direct, absolute and primary obligation of the IPC/BCC Parties.

                  17.5 Waivers. None of the parties hereto shall by any act, delay, omission or otherwise (including, without limitation, the exercise of any right or remedy hereunder) be deemed to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the party sought to be charged, and then, only to the extent specifically set forth therein. No waiver at any time of any of the terms, conditions, covenants or warranties of this Agreement shall be construed as a waiver of any other term, condition, covenant or warranty of this Agreement, nor shall such a waiver in any one instance or circumstance be construed as a waiver of the same term, condition, covenant or warranty in any subsequent instance or circumstance. No such failure, delay or waiver shall be construed as creating a requirement that a party must thereafter, as a result of such failure, delay or waiver, give notice to the other party that such party does not intend to give a further waiver or to refrain from insisting upon the strict performance of the terms, conditions, covenants and warranties set forth in this Agreement before such party can exercise any of its rights or remedies under this Agreement or as establishing a course of dealing for interpreting the conduct of and agreements between the parties.

                  17.6 Negation of Partnership. The relationship between (a) any of the IPC/BCC Parties and (b) the Seller and/or La Quinta-TRS is that of debtors and creditor or landlord and tenant. Nothing contained in this Agreement will be deemed to create a partnership or joint venture between the Seller or La Quinta-TRS and any of the IPC/BCC Parties or between the Seller or La Quinta-TRS and any other Person, or to cause the Seller or La Quinta-TRS to be liable or responsible in any way to any third party for the actions, liabilities, debts or obligations of any of the IPC/BCC Parties or any other Person.

                  17.7 Entire Agreement. This Agreement, together with the Exhibits attached hereto contains the entire understanding of the parties with respect to the subject matters hereof and supersedes all prior and other contemporaneous oral or written understandings and agreements between the parties hereto.

                  17.8 Binding Effect; Assignment. This Agreement, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither the Buyer nor any of the BCC Parties may assign its rights hereunder without the prior written consent of the Seller, which consent may be withheld in its sole discretion; provided, however, that, in accordance with the terms of Section 9.9 hereof, upon prior written notice to the Seller from the Buyer, the Buyer may designate one or more Designees to take title to all or any portion of the Leased Property to be conveyed hereunder. The Buyer acknowledges and agrees that notwithstanding any such designation, the Buyer shall not be released from any of its obligations hereunder. The Seller acknowledges and agrees that any Designee's obligations shall be limited solely to acceptance of transfer and delivery of the Leased Property, to be performed as of the Closing Date and as part of the Closing, and no Designee shall be responsible for, and, subject to Section 8.1 hereof, the Seller releases each

Designee from, any and all other agreements, covenants, warranties, obligations and liabilities of the Buyer hereunder and under the other Buyer Documents, including, without limitation, the Buyer's obligation to pay the Purchase Price and all obligations to be performed by the Buyer subsequent to the Closing.

                  17.9 Notices. Any notice, demand, offer or other writing required or permitted pursuant to this Agreement shall be in writing (each, a "Notice"). Any Notice shall be (a) personally delivered, (b) sent by certified mail, return receipt requested or (c) sent by nationally recognized commercial overnight delivery service, with provision for a receipt, postage or delivery charges prepaid and, in each instance, sent simultaneously by facsimile transmission. Any Notice shall be deemed given when hand delivered, postmarked or placed in the possession of such mail or delivery service, as the case may be (provided, that, in each instance, a copy of such Notice was simultaneously sent by facsimile transmission and received by the intended recipient on the same day) and shall be addressed as follows:

                  (i)      If to the Buyer:

                           IPC Advisors S.a.r.l.
                           38-40 Rue Saint Zithe
                           Luxembourg L-2763
                           Fax: 011 352 407 804
                           Attn: J.B. Unsworth

                           With copies to:

                           IPC Advisors S.a.r.l.
                           c/o Unsworth & Associates
                           Herengracht 483
                           1017 BT
                           Amsterdam
                           Fax: 011-31206232285
                           Attn: J.B. Unsworth

                                    and

                           Kaye Scholer LLP
                           425 Park Avenue
                           New York, NY  10022-3598
                           Fax: (212) 836-8689
                           Attn:  Rory A. Greiss, Esq.

                  (ii)     If to the Seller:

                           Meditrust Acquisition Company II LLC
                           197 First Avenue
                           Needham Heights, MA 02494-9127
                           Fax: (781) 433-1290
                           Attn: Michael F. Bushee

                           With copies to:

                           Meditrust Acquisition Company II LLC
                           197 First Avenue
                           Needham Heights, MA 02494-9127
                           Fax: (781) 449-1530
                           Attn: Kathryn Arnone, Esq.

                                    and

                           Nutter, McClennen & Fish, LLP
                           One International Place
                           Boston, Massachusetts 02110
                           Fax: (617) 973-9748
                           Attn:  Marianne Ajemian, Esq.

                  (iii)If to Balanced Care or any other BCC Party:

                           Balanced Care Corporation
                           1215 Manor Drive
                           Mechanicsburg, Pennsylvania 17055
                           Fax: (717) 796-6150
                           Attn: President

                           With copies to:

                           Balanced Care Corporation
                           1215 Manor Drive
                           Mechanicsburg, Pennsylvania 17055
                           Fax: (717) 796-6294
                           Attn: Robin L. Barber, Esq.

                                    and

                           Kirkpatrick & Lockhart LLP
                           Henry W. Oliver Building
                           535 Smithfield Street
                           Pittsburgh, PA 15222-2312
                           Fax: (412) 355-6501
                           Attn: Steven J. Adelkoff, Esq.

Either party shall have the right to change the place to which such notice shall be given by similar notice sent in like manner to the other party hereto. Subject to the third sentence of this Section 17.9, any such notice, if sent by such overnight delivery service, shall be deemed delivered on the earlier of the date of actual delivery or the next business day following deposit, postage prepaid, with such overnight delivery service and if delivered by hand delivery shall be deemed delivered on the date of the actual delivery and if sent by mail, shall be deemed delivered on the earlier of the third day following deposit with the U.S. Postal Service or actual delivery.

                  17.10 Captions. The captions of this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provisions hereof.

                  17.11 Joint Effort. The preparation of this Agreement has been the joint effort of the parties, and the resulting document shall not be construed more severely against one of the parties than the other.

                  17.12 Counterparts. This Agreement may be executed in counterparts and each executed copy shall be deemed an original which shall be binding upon all parties hereto.

                  17.13 Partial Invalidity. If any provision of this Agreement shall be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby. Notwithstanding the foregoing, it is the intention of the parties hereto that if any provision of any of this Agreement is capable of two
(2) constructions, one of which would render the provision void and the other of which would render the provision valid, then such provision shall be construed in accordance with the construction which renders such provision valid.

                  17.14 No Offer. Neither the negotiations to date nor the preparation of this Agreement shall be deemed an offer by any party to the other. No such contract shall be deemed binding on any party until such party has executed and delivered a written agreement.

                  17.15 Amendments. This Agreement may not be amended in any respect whatsoever except by a further agreement, in writing, fully executed by each of the parties.

                  17.16 Exhibits. All Exhibits referred to in this Agreement shall be incorporated into this Agreement by such reference and shall be deemed a part of this Agreement as if fully set forth in this Agreement.

                  17.17 Governing Law. This Agreement including the validity thereof and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (including, without limitation, principles of conflicts of law).

                  The Buyer and the BCC Parties each hereby consents to personal jurisdiction in any state or Federal court located within the Commonwealth of Massachusetts, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of or with respect to this Agreement and/or any of the other Transaction Documents, the negotiation and/or consummation of the transaction contemplated by the this Agreement and the other Transaction Documents and/or the performance of any obligation or the exercise of any remedy under any of the Transaction Documents and the Buyer and the BCC Parties each expressly waives any and all objections it may have as to venue in any of such courts.

                  17.18 Third Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any Persons other than the parties hereto, their respective legal representatives, successors and permitted assigns. Except as otherwise expressly provided in Section 9.1, Section 9.3, Section 9.4 or Section
9.5 hereof, no Person may rely hereon or derive any benefit hereby as a third party beneficiary or otherwise.

                  17.19 Further Assurances. From time to time before or after the Closing, at no additional consideration, the parties hereto each agree that they will promptly execute and deliver all additional documents and perform (or cause the performance of) any other acts that may be reasonably requested in order to effectuate the intent of this Agreement and to consummate the transaction contemplated hereby.

                  17.20 No Solicitation. From the date of this Agreement until the earlier to occur of (a) a Buyer Default or (b) any termination of this Agreement, the Seller shall not, directly or indirectly, through any of its officers, directors, employees, representatives or agents, encourage, solicit or initiate discussions or negotiations with, or knowingly provide any information to, any Person (other than the Buyer and its agents and representatives) concerning the sale of the Leased Property.

                  17.21 Time of the Essence. Time is of the essence of each and every term, condition, covenant and warranty set forth herein.

                  17.22 Rules of Construction. References in this Agreement to "herein," "hereof" and "hereunder " shall be deemed to refer to this Agreement and shall not be limited to the particular text in which such words appear. The use of any gender shall include all genders, and the singular number shall include the plural and vice versa as the context may require.

                  17.23 Termination of this Agreement. This Agreement shall terminate on the date (the "Termination Date") which is the earlier to occur of
(a) 12:01 a.m. on the day after the expiration of the Exercise Period, if the Buyer has not exercised its Option Right hereunder in accordance with the terms hereof, (b) the consummation of the conveyance of the Leased Property to the Buyer (and/or any applicable Designees), (c) 12:01 a.m. on the day after the Closing Date (as the same may be extended hereunder), if the Buyer exercised the Option Right hereunder but fails to consummate the acquisition of the Leased Property and (d) any termination of this Agreement by the Seller as a consequence of any Buyer Default.

                  17.24 Publicity. All press releases, filings and other publicity concerning the transaction contemplated hereby will be subject to review and approval by the Seller, the Buyer and Balanced Care, such approval not to be unreasonably withheld or delayed. Such approval shall not be required if the Person issuing any such publicity reasonably believes it to be necessary for compliance with law, but such Person shall provide the other parties with reasonable notice and an opportunity to review same before any such release. The parties hereto hereby covenant and agree to keep the terms and conditions of this Agreement confidential except to the extent that disclosure is required by law; provided, however, it is acknowledged and agreed that the parties hereto may disclose this Agreement to their respective lenders, to the professional advisors and consultants that are advising them or providing necessary professional services in connection with the transaction contemplated hereby and to any Governmental Authorities.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the date first above appearing.

                                       SELLER:

                                       MEDITRUST ACQUISITION COMPANY II LLC, a
                                       Delaware limited liability company


                                       By: /s/Michael F. Bushee
                                          --------------------------------------
                                           Name: Michael F. Bushee
                                           Title: Chief Operating Officer


                                       LA QUINTA-TRS:

                                       LA QUINTA TRS II, INC., a Delaware
                                       corporation


                                       By: /s/Michael F. Bushee
                                          --------------------------------------
                                           Name: Michael F. Bushee
                                           Title: Chief Operating Officer

                                       BUYER:

                                       IPC ADVISORS S.A.R.L., a Luxembourg
                                       corporation


                                       By: /s/J.B. Unsworth
                                          --------------------------------------
                                           Name: J.B. Unsworth
                                           Title:  Manager



                                       BALANCED CARE:

                                       BALANCED CARE CORPORATION, a Delaware
                                       corporation


                                       By: /s/Robin L. Barber
                                           Name: Robin L. Barber
                                           Title: Senior Vice President and
                                           Legal Counsel & Assistant Secretary

                                       BCC SUBSIDIARIES:

                                       BALANCED CARE AT STAFFORD, INC., a
                                       Delaware corporation


                                       By: /s/Robin L. Barber
                                          --------------------------------------
                                           Name: Robin L. Barber
                                           Title: Vice President and Secretary



                                       BCC DEVELOPMENT AND MANAGEMENT CO., a
                                       Delaware corporation


                                       By: /s/Robin L. Barber
                                          --------------------------------------
                                           Name: Robin L. Barber
                                           Title: Vice President and Secretary



                                       BALANCED CARE AT BLYTHEVILLE, INC., a
                                       Delaware corporation


                                       By: /s/Robin L. Barber
                                          --------------------------------------
                                           Name: Robin L. Barber
                                           Title: Vice President and Secretary



                                       BALANCED CARE AT LEWISBURG, INC., a
                                       Delaware corporation


                                       By: /s/Robin L. Barber
                                          --------------------------------------
                                           Name: Robin L. Barber
                                           Title: Vice President and Secretary

                                    BCC AT LIMA, INC., a Delaware corporation


                                    By:/s/Robin L. Barber
                                         Name: Robin L. Barber
                                         Title: Vice President and
                                         Secretary



                                    BALANCED CARE AT DILLSBURG, INC., a
                                    Delaware corporation


                                    By:/s/Robin L. Barber
                                         Name: Robin L. Barber
                                         Title: Vice President and
                                         Secretary



                                    BALANCED CARE AT XENIA, INC., a Delaware corporation


                                    By:/s/Robin L. Barber
                                         Name: Robin L. Barber
                                         Title: Vice President and
                                         Secretary



                                    BCC AT CHIPPEWA, INC., a Delaware
                                    corporation


                                    By:/s/Robin L. Barber
                                         Name: Robin L. Barber
                                         Title: Vice President and
                                         Secretary

                                    BALANCED CARE AT KINGSPORT, INC., a
                                    Delaware corporation


                                    By:/s/Robin L. Barber
                                         Name: Robin L. Barber
                                         Title: Vice President and
                                         Secretary



                                    BALANCED CARE AT CHESTERFIELD, INC., a
                                    Delaware corporation


                                    By:/s/Robin L. Barber
                                         Name: Robin L. Barber
                                         Title: Vice President and
                                         Secretary



                                    BALANCED CARE AT HENDERSONVILLE, INC., a
                                    Delaware corporation


                                    By:/s/Robin L. Barber
                                         Name: Robin L. Barber
                                         Title: Vice President and
                                         Secretary



                                    BALANCED CARE AT KNOXVILLE, INC., a
                                    Delaware corporation


                                    By:/s/Robin L. Barber
                                         Name: Robin L. Barber
                                         Title: Vice President and
                                         Secretary

                                    BALANCED CARE AT POCAHONTAS, INC., a
                                    Delaware corporation


                                    By:/s/Robin L. Barber
                                         Name: Robin L. Barber
                                         Title: Vice President and
                                         Secretary



                                    BALANCED CARE TENANT (MT), INC., a
                                    Delaware corporation


                                    By:/s/Robin L. Barber
                                         Name: Robin L. Barber
                                         Title: Vice President and
                                         Secretary

                            EXHIBIT A-1 through A-12

                             DESCRIPTION OF THE LAND

                                    EXHIBIT B

                            PURCHASE PRICE ALLOCATION


                                                                   Allocation of
  Facility                                                        Purchase Price
Blytheville                                                       $ 3,127,273.00
Lewisburg                                                         $ 3,127,273.00
Lima                                                              $ 3,909,091.00
Potomac Point                                                     $ 2,768,939.00
Dillsburg                                                         $ 3,583,333.00
Xenia                                                             $ 5,342,424.00
Chippewa                                                          $ 4,332,576.00
Kingsport                                                         $ 2,475,758.00
Chesterfield                                                      $ 4,234,848.00
Hendersonville                                                    $ 2,345,455.00
Knoxville                                                         $ 4,886,364.00
Pocahontas                                                        $ 2,866,667.00
                                               TOTAL              $43,000,000.00

                                    EXHIBIT C

                       CERTIFICATE REGARDING THE MEDITRUST
                     PARTIES' REPRESENTATIONS AND WARRANTIES

      Reference is hereby made to that certain Option, Settlement and Release Agreement, dated as of February 6, 2002 (the "Option Agreement"), by and among MEDITRUST ACQUISITION COMPANY II LLC, a Delaware limited liability company (the "Seller"), LA QUINTA TRS II, INC., a Delaware corporation ("La Quinta-TRS"), IPC ADVISORS S.A.R.L., a Luxembourg corporation (the "Buyer"), BALANCED CARE CORPORATION, a Delaware corporation ("Balanced Care") and certain subsidiaries of Balanced Care. Capitalized terms used herein and not otherwise defined herein shall have the same meanings ascribed to such terms in the Option Agreement. The undersigned hereby certifies to the Buyer [or the Buyer's Nominee] as follows:

      There are no changes in the representations and warranties made by the Meditrust Parties in the Option Agreement [or, list changes here].

      This Certification is being given to the Buyer [or the Buyer's Nominee] and the BCC Parties incident to the consummation of the sale of the Seller's interest in the Leased Property and it is intended that the Buyer [or the Buyer's Nominee] and the BCC Parties shall rely upon the contents and accuracy of this Certification.

      EXECUTED as a sealed instrument as of this     day of       .

                                        MEDITRUST ACQUISITION COMPANY II
                                        LLC, a Delaware limited liability
                                        company

                                        By:
                                            Name:
                                            Title:

                                        LA QUINTA TRS II, INC., a Delaware
                                        corporation


                                        By:
                                           Name:
                                           Title:

                                    EXHIBIT D

                        CERTIFICATE REGARDING THE BUYER'S
                         REPRESENTATIONS AND WARRANTIES


      Reference is hereby made to that certain Option, Settlement and Release Agreement, dated as of February 6, 2002, by and among MEDITRUST ACQUISITION COMPANY II LLC, a Delaware limited liability company (the "Seller"), LA QUINTA TRS II, INC., a Delaware corporation, IPC ADVISORS S.A.R.L., a Luxembourg corporation (the "Buyer"), BALANCED CARE CORPORATION, a Delaware corporation ("Balanced Care") and certain subsidiaries of Balanced Care (the "Option Agreement"). The undersigned hereby certifies to the Seller and La Quinta-TRS as follows:

      There are no changes in the representations and warranties made by the Buyer in the Option Agreement [or, list changes here].

      This Certification is being given to the Seller and La Quinta-TRS incident to the consummation of the sale of the Seller's interest in the Leased Property (as defined under the Option Agreement) and it is intended that the Seller and La Quinta-TRS shall rely upon the contents and accuracy of this Certification.

      EXECUTED as a sealed instrument as of this   day of       .

                                        IPC ADVISORS S.A.R.L., a Luxembourg
                                        corporation


                                        By:
                                            Name:
                                            Title:

                                    EXHIBIT E

                     CERTIFICATE REGARDING THE BCC PARTIES'
                         REPRESENTATIONS AND WARRANTIES


      Reference is hereby made to that certain Option, Settlement and Release Agreement, dated as of February 6, 2002, by and among MEDITRUST ACQUISITION COMPANY II LLC, a Delaware limited liability company (the "Seller"), LA QUINTA TRS II, INC., a Delaware corporation ("La Quinta-TRS"), IPC ADVISORS S.A.R.L., a Luxembourg corporation (the "Buyer"), BALANCED CARE CORPORATION, a Delaware corporation ("Balanced Care") and certain subsidiaries of Balanced Care (the "Option Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms under the Option Agreement. The undersigned hereby certify to the Seller and La Quinta-TRS as follows:

      There are no changes in the representations and warranties made by the BCC Parties in the Option Agreement [or, list changes here].

      This Certification is being given to the Seller and La Quinta-TRS incident to the consummation of the sale of the Seller's interest in the Leased Property and it is intended that the Seller and La Quinta-TRS shall rely upon the contents and accuracy of this Certification.

      EXECUTED as a sealed instrument as of this    day of      .

                                        BALANCED CARE CORPORATION,
                                        a Delaware corporation


                                        By:
                                           Name:
                                           Title:

                                    BALANCED CARE AT STAFFORD, INC., a
                                    Delaware corporation


                                    By:
                                         Name:
                                         Title:



                                    BCC DEVELOPMENT AND MANAGEMENT CO., a
                                    Delaware corporation


                                    By:
                                         Name:
                                         Title:



                                    BALANCED CARE AT BLYTHEVILLE, INC., a
                                    Delaware corporation


                                    By:
                                         Name:
                                         Title:



                                    BALANCED CARE AT LEWISBURG, INC., a
                                    Delaware corporation


                                    By:
                                         Name:
                                         Title:



                                    BCC AT LIMA, INC., a Delaware corporation


                                    By:
                                         Name:
                                         Title:

                                    BALANCED CARE AT DILLSBURG, INC., a
                                    Delaware corporation


                                    By:
                                         Name:
                                         Title:



                                    BALANCED CARE AT XENIA, INC., a Delaware corporation


                                    By:
                                         Name:
                                         Title:



                                    BCC AT CHIPPEWA, INC., a Delaware
                                    corporation


                                    By:
                                         Name:
                                         Title:



                                    BALANCED CARE AT KINGSPORT, INC., a
                                    Delaware corporation


                                    By:
                                         Name:
                                         Title:



                                    BALANCED CARE AT CHESTERFIELD, INC., a
                                    Delaware corporation


                                    By:
                                         Name:
                                         Title:

                                    BALANCED CARE AT HENDERSONVILLE, INC., a
                                    Delaware corporation


                                    By:
                                         Name:
                                         Title:



                                    BALANCED CARE AT KNOXVILLE, INC., a
                                    Delaware corporation


                                    By:
                                         Name:
                                         Title:



                                    BALANCED CARE AT POCAHONTAS, INC., a
                                    Delaware corporation


                                    By:
                                         Name:
                                         Title:



                                    BALANCED CARE TENANT (MT), INC.,
                                    Delaware corporation


                                    By:
                                         Name:
                                         Title:

                                    EXHIBIT F



                              FORM OF MASTER LEASE

                                    EXHIBIT G

           OUTSTANDING AMOUNTS DUE TO SELLER UNDER THE LEASE DOCUMENTS


                      Unpaid Existing        Unpaid Existing        Unpaid Interest
                         Base Rent           Additional Rent        Under the Notes
Facility           (12/1/2000-1/31/2002)   (through 9/30/2001)    (through 1/31/2002)
Blytheville              $  437,527               $ 32,070              $ 96,640
Pocahontas               $  427,171               $ 30,714              $113,927
Lima                     $  380,169               $ 13,746              $ 24,681
Xenia                    $  735,097               $  7,384                     0
Dillsburg                $  424,234               $ 10,610              $ 52,484
Lewisburg                $  273,314               $  9,488              $ 18,527
Chippewa                 $  447,802               $ 13,367              $ 52,984
Potomac Point            $  448,446               $  2,332                   N/A
Hendersonville           $  481,311               $  7,742              $ 99,561
Chesterfield             $  642,049               $  2,752              $121,220
Knoxville                $  950,085               $  5,752              $171,526
Kingsport                $  420,236               $  5,189              $ 95,119
                         $6,067,531               $141,145              $846,670

                    OPTION, SETTLEMENT AND RELEASE AGREEMENT


                                  By and Among


                      MEDITRUST ACQUISITION COMPANY II LLC
                             LA QUINTA TRS II, INC.

                                       and

                              IPC ADVISORS S.A.R.L.
                            BALANCED CARE CORPORATION
                         BALANCED CARE AT STAFFORD, INC.
                       BCC DEVELOPMENT AND MANAGEMENT CO.
                       BALANCED CARE AT BLYTHEVILLE, INC.
                        BALANCED CARE AT LEWISBURG, INC.
                                BCC AT LIMA, INC.
                        BALANCED CARE AT DILLSBURG, INC.
                          BALANCED CARE AT XENIA, INC.
                              BCC AT CHIPPEWA, INC.
                        BALANCED CARE AT KINGSPORT, INC.
                       BALANCED CARE AT CHESTERFIELD, INC.
                      BALANCED ARE AT HENDERSONVILLE, INC.
                        BALANCED CARE AT KNOXVILLE, INC.
                        BALANCED CARE AT POCAHONTAS, INC.
                         BALANCED CARE TENANT (MT), INC.




                             Dated: February 6, 2002

                                TABLE OF CONTENTS

                                                                             Page
1.   DEFINITIONS AND MEANINGS ...........................................      9
2.   OPTION .............................................................     24
3.   PURCHASE PRICE .....................................................     25
4.   OPTION PAYMENT .....................................................     25
5.   MEDITRUST PARTIES' REPRESENTATIONS .................................     26
     5.1    Existence; Power; Qualification .............................     27
     5.2    Valid and Binding ...........................................     27
     5.3    No Violation ................................................     28
     5.4    Consents and Approvals ......................................     28
     5.5    FIRPTA Representation .......................................     28
     5.6    Nothing Omitted .............................................     29
     5.7    Pending Actions, Notices and Reports ........................     29
     5.8    Ownership Interests .........................................     29
     5.9    Recitals True and Correct ...................................     29
6.   BUYER'S REPRESENTATIONS ............................................     29
     6.1    Existence; Power; Qualification .............................     30
     6.2    Valid and Binding ...........................................     30
     6.3    No Violation ................................................     31
     6.4    Consents and Approvals ......................................     31
     6.5    Pending Actions, Notices and Reports ........................     31
     6.6    Nothing Omitted .............................................     32
     6.7    Ownership Interests .........................................     32
     6.8    Recitals True and Correct ...................................     32
7.   BCC PARTIES' REPRESENTATIONS .......................................     32
     7.1    Existence; Power; Qualification .............................     33
     7.2    Valid and Binding ...........................................     33
     7.3    No Violation ................................................     33
     7.4    Consents and Approvals ......................................     34
     7.5    Pending Actions, Notices and Reports ........................     34
     7.6    Nothing Omitted .............................................     34
     7.7    Ownership Interests .........................................     34
     7.8    Recitals True and Correct ...................................     35
8.   CONDITION OF THE LEASED PROPERTY ...................................     35
     8.1    AS-IS Condition .............................................     35
     8.2    Casualty and Condemnation ...................................     36
9.   COVENANTS OF THE PARTIES ...........................................     37
     9.1    Consummation of Stock Transfers and Assignment of
             Potomac Point Lease ........................................     37
     9.2    Execution and Delivery of Master Lease Documents ............     39
     9.3    Release of Meditrust Parties ................................     40
     9.4    Release of IPC/BCC Parties ..................................     41
     9.5    Release of BCC Parties ......................................     43

     9.6    Dismissal Of Pending Litigation and Covenant Not to Sue .....     45
     9.7    Intentionally Omitted .......................................     46
     9.8    Costs and Fees ..............................................     46
     9.9    Designees and Lease Documents ...............................     46
     9.10   Right of First Refusal and Option to Purchase ...............     47
     9.11   Title Review ................................................     47
     9.12   Use of Purchase Money to Clear Title ........................     48
     9.13   Additional Tennessee Documents ..............................     48
     9.14   Future Defaults under Lease Documents .......................     49
10.  THE BUYER'S CONDITIONS PRECEDENT TO THE CLOSING ....................     49
     10.1   Accuracy of Warranties; Compliance with Covenants ...........     49
     10.2   Absence of Injunction .......................................     49
11.  THE SELLER'S CONDITIONS PRECEDENT TO THE CLOSING ...................     49
     11.1   Accuracy of Warranties; Compliance with Covenants ...........     50
     11.2   Absence of Injunction .......................................     50
     11.3   Payment of Option Payments ..................................     50
     11.4   Lessees' Rights of First Refusal ............................     50
     11.5   Lessees' Options to Purchase ................................     50
     11.6   Terminations or Assignments of Lease ........................     50
     11.7   Stock Transfers .............................................     50
     11.8   Mergers .....................................................     51
12.  EXTENSION ..........................................................     51
13.  CLOSING ............................................................     52
     13.1   Closing Date ................................................     52
     13.2   Deliveries of the Seller at the Closing .....................     52
     13.3   Deliveries of the Buyer at the Closing ......................     53
     13.4   Deliveries of the BCC Parties at the Closing ................     54
14.  REMEDIES ...........................................................     54
15.  ADJUSTMENTS ........................................................     55
16.  SURVIVAL OF PROVISIONS IN THE LEASE DOCUMENTS ......................     55
17.  MISCELLANEOUS ......................................................     56
     17.1   No Broker ...................................................     56
     17.2   Voluntary Agreement .........................................     56
     17.3   Amendment of Existing Lease Documents .......................     56
     17.4   Waivers by Obligors .........................................     57
     17.5.  Waivers .....................................................     57
     17.6   Negation of Partnership .....................................     58
     17.7   Entire Agreement ............................................     58
     17.8   Binding Effect; Assignment ..................................     58
     17.9   Notices .....................................................     59
     17.10  Captions ....................................................     61
     17.11  Joint Effort ................................................     61
     17.12  Counterparts ................................................     61
     17.13  Partial Invalidity ..........................................     61

     17.14  No Offer ....................................................     61
     17.15  Amendments ..................................................     62
     17.16  Exhibits ....................................................     62
     17.17  Governing Law ...............................................     62
     17.18  Third Parties ...............................................     62
     17.19  Further Assurances ..........................................     62
     17.20  No Solicitation .............................................     63
     17.21  Time of the Essence .........................................     63
     17.22  Rules of Construction .......................................     63
     17.23  Termination of this Agreement ...............................     63
     17.24  Publicity ...................................................     63


EXHIBIT A DESCRIPTION OF THE LAND

EXHIBIT B PURCHASE PRICE ALLOCATION

EXHIBIT C CERTIFICATE REGARDING THE MEDITRUST PARTIES' REPRESENTATIONS AND
          WARRANTIES

EXHIBIT D CERTIFICATE REGARDING THE BUYER'S REPRESENTATIONS AND WARRANTIES

EXHIBIT E CERTIFICATE REGARDING THE BCC PARTIES' REPRESENTATIONS AND WARRANTIES

EXHIBIT F FORM OF MASTER LEASE

EXHIBIT G OUTSTANDING AMOUNTS DUE TO SELLER UNDER LEASE DOCUMENTS